TYCO INTERNATIONAL LTD.
              RETIREMENT SAVINGS AND INVESTMENT PLAN












             Amended and Restated as of April 1, 1993
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                     TYCO INTERNATIONAL LTD.
              RETIREMENT SAVINGS AND INVESTMENT PLAN

                        TABLE OF CONTENTS

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ARTICLE I.  DEFINITIONS. . . . . . . . . . . . . . . . . . . .  1
     1.01 "AFFILIATED COMPANY" . . . . . . . . . . . . . . . .  1
     1.02 "BASIC PARTICIPANT CONTRIBUTIONS". . . . . . . . . .  1
     1.03 "BASIC TAX-DEFERRED CONTRIBUTIONS" . . . . . . . . .  1
     1.04 "BENEFICIARY". . . . . . . . . . . . . . . . . . . .  2
     1.05 "BREAK IN SERVICE" . . . . . . . . . . . . . . . . .  2
     1.06 "CODE" . . . . . . . . . . . . . . . . . . . . . . .  2
     1.07 "COMMITTEE". . . . . . . . . . . . . . . . . . . . .  2
     1.08 "COMPENSATION" . . . . . . . . . . . . . . . . . . .  2
     1.09 "COMPUTATION PERIOD" . . . . . . . . . . . . . . . .  4
     1.10 "DISABILITY" . . . . . . . . . . . . . . . . . . . .  5
     1.11 "EARLY RETIREMENT DATE". . . . . . . . . . . . . . .  5
     1.12 "EFFECTIVE DATE" . . . . . . . . . . . . . . . . . .  5
     1.13 "ELIGIBLE EMPLOYEE". . . . . . . . . . . . . . . . .  5
     1.14 "EMPLOYEE" . . . . . . . . . . . . . . . . . . . . .  6
     1.15 "EMPLOYER" . . . . . . . . . . . . . . . . . . . . .  6
     1.16 "EMPLOYER ACCOUNT" . . . . . . . . . . . . . . . . .  6
     1.17 "EMPLOYER MATCHING CONTRIBUTIONS". . . . . . . . . .  6
     1.18 "EMPLOYMENT COMMENCEMENT DATE" . . . . . . . . . . .  6
     1.19 "ENTRY DATE" . . . . . . . . . . . . . . . . . . . .  6
     1.20 "ERISA". . . . . . . . . . . . . . . . . . . . . . .  6
     1.21 "FAMILY MEMBER". . . . . . . . . . . . . . . . . . .  6
     1.22 "FORFEITURE DATE". . . . . . . . . . . . . . . . . .  7
     1.23 "HIGHLY COMPENSATED EMPLOYEE". . . . . . . . . . . .  7
     1.24 "HOUR OF SERVICE". . . . . . . . . . . . . . . . . .  7
     1.25 "INVESTMENT FUND". . . . . . . . . . . . . . . . . .  8
     1.26 "NORMAL RETIREMENT DATE" . . . . . . . . . . . . . .  8
     1.27 "PARTICIPANT". . . . . . . . . . . . . . . . . . . .  8
     1.28 "PARTICIPANT ACCOUNT". . . . . . . . . . . . . . . .  8
     1.29 "PARTICIPANT CONTRIBUTIONS". . . . . . . . . . . . .  8
     1.30 "PLAN" . . . . . . . . . . . . . . . . . . . . . . .  9
     1.31 "PLAN ADMINISTRATOR" . . . . . . . . . . . . . . . .  9
     1.32 "PLAN YEAR". . . . . . . . . . . . . . . . . . . . .  9
     1.33 "PRIOR PLAN ACCOUNT" . . . . . . . . . . . . . . . .  9
     1.34 "QUALIFIED NONELECTIVE CONTRIBUTIONS". . . . . . . .  9
     1.35 "ROLLOVER ACCOUNT" . . . . . . . . . . . . . . . . . 10
     1.36 "SEVERANCE FROM SERVICE" . . . . . . . . . . . . . . 10

                               (i)
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     1.37 "SERVICE". . . . . . . . . . . . . . . . . . . . . . 10
     1.38 "SUPPLEMENTAL PARTICIPANT CONTRIBUTIONS" . . . . . . 11
     1.39 "SUPPLEMENTAL TAX-DEFERRED CONTRIBUTIONS". . . . . . 11
     1.40 "TAX-DEFERRED ACCOUNT" . . . . . . . . . . . . . . . 11
     1.41 "TAX-DEFERRED CONTRIBUTIONS" . . . . . . . . . . . . 11
     1.42 "TRUST". . . . . . . . . . . . . . . . . . . . . . . 12
     1.43 "TRUSTEE". . . . . . . . . . . . . . . . . . . . . . 12
     1.44 "VALUATION DATE" . . . . . . . . . . . . . . . . . . 12
     1.45 "VOLUNTARY ACCOUNT". . . . . . . . . . . . . . . . . 12
     1.46 "VOLUNTARY PARTICIPANT CONTRIBUTIONS". . . . . . . . 12
     1.47 "VOLUNTARY TAX-DEFERRED ACCOUNT" . . . . . . . . . . 12
     1.48 "VOLUNTARY TAX-DEFERRED CONTRIBUTIONS" . . . . . . . 12
     1.49 "YEAR OF ELIGIBILITY SERVICE". . . . . . . . . . . . 13

ARTICLE II.  PLAN PARTICIPATION. . . . . . . . . . . . . . . . 14
     2.01 PARTICIPATION. . . . . . . . . . . . . . . . . . . . 14
     2.02 CESSATIONS OF PARTICIPATION AND ACTIVE
          PARTICIPATION. . . . . . . . . . . . . . . . . . . . 15
     2.03 REINSTATEMENT OF ACTIVE PARTICIPATION. . . . . . . . 15
     2.04 BREAK IN SERVICE . . . . . . . . . . . . . . . . . . 16
     2.05 TRANSFERS OF EMPLOYMENT; CHANGES IN EMPLOYMENT
          STATUS.. . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE III.  CONTRIBUTIONS. . . . . . . . . . . . . . . . . . 19
     3.01 BASIC CONTRIBUTIONS. . . . . . . . . . . . . . . . . 19
     3.02 SUPPLEMENTAL CONTRIBUTIONS . . . . . . . . . . . . . 19
     3.03 EMPLOYER MATCHING CONTRIBUTIONS. . . . . . . . . . . 21
     3.04 FORFEITURES. . . . . . . . . . . . . . . . . . . . . 21
     3.05 CHANGES IN LEVEL OF PARTICIPATION. . . . . . . . . . 21
     3.06 VOLUNTARY TAX-DEFERRED CONTRIBUTIONS . . . . . . . . 22
     3.07 VOLUNTARY PARTICIPANT CONTRIBUTIONS. . . . . . . . . 23
     3.08 CERTAIN DISABLED PARTICIPANTS. . . . . . . . . . . . 24
     3.09 ROLLOVER CONTRIBUTIONS . . . . . . . . . . . . . . . 25
     3.10 DETERMINATION OF CONTRIBUTIONS . . . . . . . . . . . 26
     3.11 PAYMENT OF CONTRIBUTIONS . . . . . . . . . . . . . . 26
     3.12 FUNDING. . . . . . . . . . . . . . . . . . . . . . . 26
     3.13 ELECTION OF INVESTMENTS. . . . . . . . . . . . . . . 26

ARTICLE IV.  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS. . . 28
     4.01 LIMITATION ON TAX-DEFERRED CONTRIBUTIONS . . . . . . 28
     4.02 LIMITATION ON PARTICIPANT AND EMPLOYER MATCHING
          CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . 33
                               (ii)

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     4.03 QUALIFIED NONELECTIVE CONTRIBUTIONS AND MULTIPLE
          USE TEST . . . . . . . . . . . . . . . . . . . . . . 36
     4.04 LIMITATIONS ON ANNUAL ADDITIONS. . . . . . . . . . . 37

ARTICLE V.  WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT . . 41
     5.01 WITHDRAWALS FROM VOLUNTARY ACCOUNTS. . . . . . . . . 41
     5.02 WITHDRAWALS FROM VOLUNTARY TAX-DEFERRED
          ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . 41
     5.03 RESUMPTION OF VOLUNTARY CONTRIBUTIONS. . . . . . . . 43
     5.04 PROCEDURE FOR WITHDRAWAL . . . . . . . . . . . . . . 43
     5.05 SPOUSAL CONSENT FOR WITHDRAWALS. . . . . . . . . . . 43

ARTICLE VI.  VESTING, SEVERANCE FROM SERVICE AND FORFEITURES . 45
     6.01 VESTING. . . . . . . . . . . . . . . . . . . . . . . 45
     6.02 SEVERANCE FROM SERVICE . . . . . . . . . . . . . . . 45
     6.03 FORFEITURES. . . . . . . . . . . . . . . . . . . . . 46

ARTICLE VII.  DISTRIBUTIONS AT RETIREMENT, DEATH OR DISABILITY 48
     7.01 DISTRIBUTIONS AT RETIREMENT. . . . . . . . . . . . . 48
     7.02 AUTOMATIC ANNUITY FORM . . . . . . . . . . . . . . . 50
     7.03 DISTRIBUTIONS UPON INCURRING DISABILITY. . . . . . . 52
     7.04 DISTRIBUTIONS AT DEATH . . . . . . . . . . . . . . . 52
     7.05 LOANS TO PARTICIPANTS. . . . . . . . . . . . . . . . 55

ARTICLE VIII.  ADMINISTRATION. . . . . . . . . . . . . . . . . 58
     8.01 ALLOCATION OF RESPONSIBILITY . . . . . . . . . . . . 58
     8.02 APPOINTMENT OF PLAN ADMINISTRATOR. . . . . . . . . . 58
     8.03 CLAIMS PROCEDURE . . . . . . . . . . . . . . . . . . 59
     8.04 RECORDS AND REPORTS. . . . . . . . . . . . . . . . . 59
     8.06 RULES AND DECISIONS. . . . . . . . . . . . . . . . . 61
     8.07 AUTHORIZATION OF BENEFIT PAYMENTS. . . . . . . . . . 61
     8.08 APPLICATION AND FORMS FOR BENEFITS . . . . . . . . . 61
     8.09 FACILITY OF PAYMENT. . . . . . . . . . . . . . . . . 62
     8.10 COMPENSATION OF PLAN ADMINISTRATOR AND PLAN
          EXPENSES . . . . . . . . . . . . . . . . . . . . . . 62
     8.11 INDEMNIFICATION. . . . . . . . . . . . . . . . . . . 62

ARTICLE IX.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . 64
     9.01 NONGUARANTEE OF EMPLOYMENT . . . . . . . . . . . . . 64
     9.02 RIGHTS OF EMPLOYEES AND BENEFICIARIES. . . . . . . . 64
     9.03 NONALIENATION OF BENEFITS. . . . . . . . . . . . . . 64
     9.04 DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS . . . . . . 65

                               (iii)

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     9.05 REVERSION TO EMPLOYER. . . . . . . . . . . . . . . . 65
     9.06 COMMENCEMENT AND TIMING OF DISTRIBUTIONS . . . . . . 65
     9.07 JURISDICTION . . . . . . . . . . . . . . . . . . . . 68
     9.08 LEASED EMPLOYEES . . . . . . . . . . . . . . . . . . 68
     9.09 EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . 69

ARTICLE X.  AMENDMENTS AND ACTION BY EMPLOYER. . . . . . . . . 71
     10.01     AMENDMENTS. . . . . . . . . . . . . . . . . . . 71
     10.02     ACTION BY EMPLOYER. . . . . . . . . . . . . . . 71

ARTICLE XI.  SUCCESSOR EMPLOYER AND MERGER
                    OR CONSOLIDATION OF PLANS. . . . . . . . . 72
     11.01     SUCCESSOR EMPLOYER. . . . . . . . . . . . . . . 72
     11.02  PLAN ASSETS. . . . . . . . . . . . . . . . . . . . 72

ARTICLE XII.  PLAN TERMINATION . . . . . . . . . . . . . . . . 73
     12.01     RIGHT TO TERMINATE. . . . . . . . . . . . . . . 73
     12.02     PARTIAL TERMINATION . . . . . . . . . . . . . . 73
     12.03     LIQUIDATION OF THE PLAN . . . . . . . . . . . . 73
     12.04     MANNER OF DISTRIBUTION. . . . . . . . . . . . . 74

ARTICLE XIII.  DISCHARGE OF DUTIES BY FIDUCIARIES. . . . . . . 75

ARTICLE XIV.  TOP-HEAVY PROVISIONS . . . . . . . . . . . . . . 76
     14.01     GENERAL RULE. . . . . . . . . . . . . . . . . . 76
     14.02     VESTING PROVISIONS. . . . . . . . . . . . . . . 76
     14.03     MINIMUM BENEFIT PROVISIONS. . . . . . . . . . . 76
     14.04     ADJUSTMENT TO COMBINED PLAN LIMIT . . . . . . . 77
     14.05     TOP-HEAVY PLAN DEFINITION . . . . . . . . . . . 77
     14.06     KEY EMPLOYEE. . . . . . . . . . . . . . . . . . 79
     14.07     NON-KEY EMPLOYEE. . . . . . . . . . . . . . . . 79
     14.08     CHANGE FROM TOP-HEAVY STATUS. . . . . . . . . . 79

ARTICLE XV.  DIRECT ROLLOVERS. . . . . . . . . . . . . . . . . 80
     15.01     APPLICATION OF THIS ARTICLE . . . . . . . . . . 80
     15.02     DEFINITIONS . . . . . . . . . . . . . . . . . . 80

Supplement A                                                   82
Supplement B                                                   86
Supplement C                                                   91
Supplement D                                                   96
Supplement E                                                   99

                               (iv)
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                             FOREWORD
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     Prior to October 1, 1978, Simplex Wire and Cable Company maintained a defined benefit pension plan, the Retirement Plan for Salaried Employees of Simplex Wire and Cable Company, for the benefit of its eligible salaried employees. Effective as of October 1, 1978, this defined benefit plan was terminated and a new defined contribution plan, the Simplex Salaried Employee Money Purchase Pension Plan (the "Plan"), was established for the benefit of eligible salaried employees. Subsequent to October 1, 1978, the Plan was amended in certain respects.

     Effective as of January 1, 1984, the Plan was amended and restated to consolidate all of such prior amendments into a single plan document and to effect a number of changes to the Plan. On and after January 1, 1984, the Plan has consisted of two portions, a money purchase pension plan pursuant to which the participating employers made all Employer Matching Contributions and a profit sharing plan pursuant to which the participating employers made all Tax-Deferred Contributions. The January 1, 1984 amendment and restatement of the Plan was further designed to facilitate the adoption of the Plan by Tyco International Ltd. for the benefit of certain of its employees, and to effect certain other changes in the terms and provisions of the Plan.

     Effective as of January 1, 1985, the Plan was amended and restated in its entirety, to consolidate prior amendments and to effect further changes to the Plan, in part to comply with relevant changes to the Code and ERISA made by the Tax Equity and Fiscal Responsibility Act of 1982, the Retirement Equity Act of 1984, and the Deficit Reduction Act of 1984.

     Effective as of January 1, 1988, the Plan is again amended and restated in its entirety to change the name of the Plan to the Tyco Laboratories, Inc. and Affiliated Companies Retirement Savings and Investment Plan, to allow basic after-tax contributions, to make changes to the matching formula of the Plan, to provide special rules for the merger of the Grinnell Corporation Investment and Savings Plan for Certain Salaried Employees into the Plan, to make changes required by the Tax Reform Act of 1986, to change to the elapsed time rule for measuring vesting credit, and to reflect the establishment of a trust to hold assets of the Plan.

     Effective as of July 1, 1992, the Plan is further amended and restated to permit participant-directed investments, to reflect the final Section 401(k) regulations, and to incorporate plan amendments made since January 1, 1988. Certain amendments made as part of this amendment and restatement have a delayed effective date.

     Effective as of April 1, 1993, the Plan is again amended and restated to change the eligibility provisions, to add a participant loan provision, to change the name of the Plan to Tyco International Ltd. Retirement Savings and Investment Plan and to make other administrative changes. Certain amendments made as part of this amendment and restatements have a different effective date.

     Effective as of January 1, 1994, the two portions of the Plan have been merged, and the Plan shall consist solely of a profit sharing plan.


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                     ARTICLE I.  DEFINITIONS
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     1.01 "AFFILIATED COMPANY" means (a) a corporation which, together with Tyco
International Ltd., is a member of a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the
Code) with Tyco International Ltd., or (c) a corporation, partnership or other entity which, together with Tyco International Ltd., is a member of an affiliated service group (as defined in Section 414(m) of the Code), or (d) an organization which is required to be aggregated with Tyco International Ltd. pursuant to regulations promulgated under Section 414(o) of the Code. For purposes of determining an Employee's Hours of Service, years of Service, Years of Eligibility Service, and the occurrence of a Break in Service under the Plan, any period of employment with Tyco International Ltd. or with an Affiliated Company, including periods of employment with an Affiliated Company or any predecessor entity prior to the date on which such entity became an Affiliated Company if the Employee is employed by such entity on the date of acquisition, shall be recognized.

     1.02 "BASIC PARTICIPANT CONTRIBUTIONS" shall mean the after-tax basic contributions paid by a Participant (a) prior to January 1, 1984 in accordance with the provisions of the Plan as then in effect; (b) after December 31, 1983 as a result of the Code Section 415 limitations set forth in Section 4.04; or
(c) after July 1, 1987 in accordance with the provisions of Section 3.01(b) of the Plan. Prior to January 1, 1994, the Basic Participant Contributions were made under the money purchase portion of the Plan.

     1.03 "BASIC TAX-DEFERRED CONTRIBUTIONS" shall mean the contributions made by the Employer for each Participant pursuant to Section 3.01(a) of the Plan which are made on account of a salary adjustment agreement with such Participant.

     1.04 "BENEFICIARY" shall mean the person(s) or other recipient(s) designated in accordance with the provisions of Article VII hereof to receive any death benefit which may become payable under this Plan, and includes the surviving spouse of a Participant who is deemed to be a designated Beneficiary pursuant to Section 7.02 or 7.04(b).

     1.05 "BREAK IN SERVICE" on and after January 1, 1987, shall mean a twelve
(12) consecutive month period during which the Employee does not perform any Hours of Service for the Employer or any Affiliated Company. Prior to January 1, 1987, the term "Break in Service" shall have the same meaning as defined in this Plan as in effect immediately prior to January 1, 1987. In the case of any Employee who is absent from work for maternity or paternity reasons, the twelve-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence from work by reason of pregnancy, birth or adoption of a child, or for purposes of caring for such child during a period beginning immediately following such birth or adoption.

     1.06 "CODE" shall mean the Internal Revenue Code of 1986, and any amendments thereto, and any rulings and regulations thereunder.

     1.07 "COMMITTEE" shall mean the Retirement Committee appointed pursuant to
Article VIII hereof.

     1.08 "COMPENSATION" shall mean:

          (a) direct cash compensation for the previous calendar year paid to a Participant by the Employer for services rendered, including salaries, overtime pay, commissions, bonuses, amounts realized when restricted stock held by the Participant

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becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and any amounts which would have been paid to the Participant as cash compensation but for an election by such Participant under
Section 125 or 401(k) of the Code, but excluding any other form of direct and indirect remuneration, any amounts paid from the Tyco International, Ltd. Deferred Compensation Plan, and other forms of contributions or benefits under this Plan.

          (b) notwithstanding (a) above, for (i) any Participant entering the Plan on or after his 55th birthday, (ii) any former Participant whose status as an active Participant is reinstated upon his reemployment pursuant to Section 2.03, (iii) any former Employee who becomes an active Participant upon his reemployment pursuant to Section 2.03, and (iv) with respect to Employees who become Participants for the first time on or after April 1, 1993, Compensation for the first year of participation or first year of reinstatement of active participation (and the second year of participation or reinstatement of active participation if the Participant does not have a full year of employment during his first year of participation or reinstatement) shall mean the Participant's annualized rate of base compensation on his Employment Commencement Date (or date of reemployment). In the case of an hourly Employee, compensation shall be annualized based on 2,000 hours. For succeeding years of participation, Compensation shall be as stated in (a) above.
          (c) For Plan Years beginning after December 31, 1988, a Participant's Compensation for any Plan Year shall not be taken into account, to the extent that such Compensation exceeds $200,000, subject to cost-of-living adjustments made by the Secretary of Treasury or his delegate. In determining the Compensation of a Participant for purposes of this $200,000 limitation, the rules of Section 414(q)(6) of Code shall apply, except that in


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

applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to application of the limitation.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, beginning in such calendar year over which compensation is determined (determination period). If a determination period consists of fewer than twelve
(12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     1.09 "COMPUTATION PERIOD" shall mean the twelve (12) consecutive month period commencing on the Employee's Employment Commencement Date (or date of

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

reemployment in the case of an Employee who is reemployed after incurring one or more Breaks in Service) and each anniversary thereof.

     1.10 "DISABILITY" shall mean a Participant's permanent and total incapacity of engaging in any employment for the Employer for physical or mental reasons. Disability shall be deemed to exist only when such Participant meets either the requirements for disability benefits under the Social Security law then in effect, or the requirements for disability benefits under the Employer's long term disability plan.

     1.11 "EARLY RETIREMENT DATE" shall mean the date on which a Participant, subject to the further provisions of this Section 1.11, terminates employment and is entitled to a distribution of his accounts in accordance with Article
VII. A Participant's Early Retirement Date may occur on the first day of any month coincident with or following his 55th birthday.

     1.12 "EFFECTIVE DATE" shall generally mean, unless otherwise provided elsewhere herein or in Section 9.09, April 1, 1993, being the effective date of this amendment and restatement of the Plan.

     1.13 "ELIGIBLE EMPLOYEE" shall mean any Employee of an Employer who, on or after the effective date of the adoption of this Plan by the Employer, is a member of a class of employees which has been designated by the Board of Directors of such Employer or the Committee as eligible to participate in this Plan. Leased employees are not eligible to participate in this Plan. Except as otherwise provided in Appendix D, Employees covered by a collective bargaining agreement are not eligible to participate in this Plan unless specifically provided for in the collective bargaining agreement.

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
     1.14 "EMPLOYEE" shall mean any individual who is receiving remuneration for services rendered to Tyco International Ltd., or any Affiliated Company as a common law employee.

     1.15 "EMPLOYER" shall mean Tyco International Ltd., and any Affiliated Company which adopts this Plan.

     1.16 "EMPLOYER ACCOUNT" shall mean that portion of a Participant's interest in the money purchase pension plan portion of the Plan which is attributable to the Employer Matching Contributions made on his behalf hereunder.

     1.17 "EMPLOYER MATCHING CONTRIBUTIONS" shall mean the contributions required to be made by the Employer pursuant to Section 3.03. Such contributions are in addition to the Tax-Deferred Contributions required to be made by the Employer pursuant to salary adjustment agreements.

     1.18 "EMPLOYMENT COMMENCEMENT DATE" shall mean the date the Employee first performs an Hour of Service for the Employer or an Affiliated Company.

     1.19 "ENTRY DATE" shall mean January 1 or July 1 through March 31,
     1993 and shall mean January 1, April 1, July 1 or October 1 from April 1, 1993 onwards.

     1.20 "ERISA" shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, and any amendments thereto and any rulings and regulations thereunder.

1.21 "FAMILY MEMBER" shall mean, on or after January 1, 1987, the spouse or lineal ascendants or descendants (and their spouses) of an Employee who owns (or is considered to own within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of the Employer or an Affiliated Company or who is a member of a group

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

consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the Plan Year.

     1.22 "FORFEITURE DATE" shall mean, effective January 1, 1993, the date the Participant ceases to be an Employee. A Participant who has no vested interest in his Employer Account shall be deemed to be cashed-out of his Employer Account on his Forfeiture Date.

     1.23 "HIGHLY COMPENSATED EMPLOYEE" shall mean, on or after January 1, 1987, any person who is a "highly compensated employee" within the meaning of Section 414(q) of the Code and the regulations promulgated thereunder. In making this determination, the Committee may elect to make the look-back year calculation for a determination year on the basis of the calendar year ending with or within the applicable determination year.

     1.24 "HOUR OF SERVICE" shall mean"

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the Computation Period in which the duties are performed;

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period of absence for which no duties are performed (whether or not such period occurs in a single Computation Period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by this reference;

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraphs (a) or (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the Computation Period for which the award, agreement or payment is made.

     1.25 "INVESTMENT FUND" or "INVESTMENT FUNDS" shall mean such one or more investment vehicles, including but not limited to mutual funds and fixed income insurance contracts, which the Plan Administrator may from time to time, in its sole discretion, specify as being available for the investment of Trust assets at the direction of the Participants.

     1.26 "NORMAL RETIREMENT DATE" shall mean a Participant's sixty-fifth (65th) birthday.

     1.27 "PARTICIPANT" shall mean any Eligible Employee who elects to participate in the Plan in accordance with the provisions of Article II hereof or who has funds in the Plan maintained for his benefit.

     1.28 "PARTICIPANT ACCOUNT" shall mean that portion of a Participant's interest in the profit sharing portion of the Plan which is attributable to his Basic and Supplemental Participant Contributions.

     1.29 "PARTICIPANT CONTRIBUTIONS" shall mean and include a Participant's Basic Participant Contributions, Supplemental Participant Contributions and Voluntary Participant Contributions, collectively.

     1.30 "PLAN" shall mean the Tyco International Ltd. Retirement Savings and Investment Plan as set forth herein and as amended from time to time hereafter. The Plan shall consist of two portions, a money purchase pension plan and a profit sharing plan. All references to the Plan on or after January 1, 1984 shall include both such money purchase pension plan and such profit sharing plan. The Plan was formerly known as the Tyco Laboratories, Inc. and Affiliated Companies Retirement Savings and Investment Plan and the Simplex Salaried Employee Retirement Plan. Prior to 1984, the Plan was known as the Simplex Salaried Employee Money Purchase Pension Plan.

     1.31 "PLAN ADMINISTRATOR" shall mean the Committee, or its successor(s), who shall have those responsibilities of administering the Plan as set forth in
Article VIII hereof.

     1.32 "PLAN YEAR" shall mean the twelve (12) month period commencing on any January 1, and ending on the succeeding December 31.

     1.33 "PRIOR PLAN ACCOUNT" shall mean that portion of a Participant's interest in the Plan which is attributable to withdrawable contributions transferred to this Plan from a prior plan.

     1.34 "QUALIFIED NONELECTIVE CONTRIBUTIONS" shall mean contributions made by the Employer on behalf of a Participant that (i) the Participant may not elect to receive in cash until distributed from the Plan, (ii) is 100% vested and nonforfeitable when made, and (iii) is not distributed from the Plan to the Participant or his Beneficiary before the earlier of his separation from service, death, Disability or the occurrence of any such events described in
Section 9.06(f), clauses (ii), (iii) or (iv). Qualified Nonelective Contributions shall be allocated to a Participant's Tax Deferred Account.

     1.35 "ROLLOVER ACCOUNT" shall mean that portion of a Participant's interest in this Plan which is attributable to amounts which are attributable to any rollover contributions which the Participant made to the Plan pursuant to
Section 3.09.

     1.36 "SEVERANCE FROM SERVICE" means the earlier of the date on which an Employee terminates employment, retires or dies, or the first anniversary of the first day of absence (with or without pay) for any other reason. Transfers of an Employee between and among Affiliated Companies, including Tyco International Ltd., will not result in a Severance from Service.

     1.37 "SERVICE" of an Employee shall mean the sum of the following:

          (a) With respect to Service of such Employee on or after January 1, 1987, a period of time commencing with such Employee's Employment Commencement Date (in the case of an Employee who is not employed on January 1, 1987) or commencing with the 1987 anniversary of his Employment Commencement Date (in the case of an Employee who is employed on January 1, 1987), and ending on the date of the Employee's next following Severance from Service. In the case of an Employee who performs an Hour of Service for the Employer or an Affiliated Company within twelve (12) months of the date of his Severance from Service, his period of Service shall include the period following his Severance from Service and, in such event, said Severance from Service shall be disregarded for all purposes of the Plan. Periods of Service which are not successive shall be aggregated. For vesting purposes, credit shall be given only for whole years and (after aggregating as provided above), any remaining fraction of a year shall be disregarded.

          (b) With respect to Service of such Employee prior to the 1987 anniversary of his Employment Commencement Date, each Computation Period during which such

Employee is credited with at least 1,000 Hours of Service (including years prior to the adoption of this Plan by the Employer).

          (c) An Employee whose employment is terminated after January 1, 1987 after being credited with 1,000 Hours of Service in his Computation Period which begins in 1987 shall receive credit under the Plan for at least one (1) year of Service for such period of Service.

     1.38 "SUPPLEMENTAL PARTICIPANT CONTRIBUTIONS" shall mean the after-tax supplemental contributions paid by a Participant under the Plan (a) prior to January 1, 1984 in accordance with the provisions of the Plan as then in effect; (b) after December 31, 1983 as a result of the Code Section 415 limitations set forth in Section 4.03; or (c) after July 1, 1987 in accordance with the provisions of Section 3.02(b) of the Plan. Prior to January 1, 1994, the Supplemental Participant Contributions were made when the money purchase portion of the Plan.

     1.39 "SUPPLEMENTAL TAX-DEFERRED CONTRIBUTIONS" shall mean the contributions made by the Employer for eligible Participants pursuant to Section 3.02(a) of the Plan which are made on account of a salary adjustment agreement with each such Participant.

     1.40 "TAX-DEFERRED ACCOUNT" shall mean that portion of a Participant's interest in the Plan which is attributable to his Basic and Supplemental Tax-Deferred Contributions and his Qualified Nonelective Contributions.

     1.41 "TAX-DEFERRED CONTRIBUTIONS" shall mean and include a Participant's Basic Tax-Deferred Contributions, Supplemental Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions, collectively.

     1.42 "TRUST" means the trust created by an agreement between Tyco International Ltd. and the Trustee for purposes of holding Plan assets.

     1.43 "TRUSTEE" means the trustee duly designated under the trust agreement and any duly appointed successor trustee or trustees.

     1.44 "VALUATION DATE" shall mean the last business day of each month through September 30, 1993 and from October 1, 1993 onwards shall mean each business day of the Plan Year on which the New York Stock Exchange is open or any other date the Committee shall designate.

     1.45 "VOLUNTARY ACCOUNT" shall mean that portion of a Participant's interest in the Plan which is attributable to his Voluntary Participant Contributions. This account, together with the Participant's Participant Account, shall be treated as a separate contract for purposes of Section 72(d) of the Code.

     1.46 "VOLUNTARY PARTICIPANT CONTRIBUTIONS" shall mean the voluntary after-tax contributions made to the Plan by a Participant pursuant to Section
3.07. Prior to January 1, 1994, the Voluntary Participant Contributions were made under the money purchase portion of the Plan.

     1.47 "VOLUNTARY TAX-DEFERRED ACCOUNT" shall mean the portion of a Participant's interest in the profit sharing portion of the Plan which is attributable to his Voluntary Tax-Deferred Contributions.

     1.48 "VOLUNTARY TAX-DEFERRED CONTRIBUTIONS" shall mean the contributions made by the Employer for eligible Participants pursuant to Section
3.06 of the Plan which are made on account of a salary adjustment agreement with each such Participant.

     1.49 "YEAR OF ELIGIBILITY SERVICE" shall mean each Computation Period during which an Employee is credited with at least 1,000 Hours of Service with the Employer.

     Wherever used herein, a pronoun in the masculine gender shall be considered as including the feminine gender unless the context clearly indicates otherwise.

                 ARTICLE II.  PLAN PARTICIPATION
                 -------------------------------

     2.01 PARTICIPATION. Each Eligible Employee who was actively participating in the Plan on March 31, 1993 shall be eligible to continue as a Participant in this Plan on April 1, 1993, and each other Eligible Employee, including each future Eligible Employee, shall be eligible to become a Participant in this Plan as of the Entry Date which coincides with or immediately follows the latest of:

          (a) the effective date of the adoption of this Plan by the Employer of the Eligible Employee;

          (b) the date which is the 90th day after the Eligible Employee's Employment Commencement Date;

          (c) the Eligible Employee's 21st birthday (18th birthday on and after July 1, 1994); and

          (d)  the date the Employee becomes an Eligible Employee.

     Notwithstanding the provision of subsection (b) above, with respect to an Eligible Employee employed at the Twitchell location, such Eligible Employee shall not be eligible to become a Participant in the Plan until the Entry Date which coincides with or immediately follows the completion of one (1) Year of Eligibility Service by such Eligible Employee and the satisfaction of the provisions of subsections (a), (c), and (d) above.

     The Plan Administrator shall notify each Eligible Employee on or before the date he is first eligible to participate, and shall supply each such Eligible Employee with an application form on which to apply for inclusion in the Plan and to authorize the Employer to adjust his salary in consideration of the Basic Tax-Deferred Contributions to be made to the Plan by the Employer on his behalf and/or to authorize the Employer to make regular payroll deductions of his Basic Participant Contributions. Upon notification of eligibility and receipt of an application, an Eligible Employee shall have 31 days (or such shorter period as the Plan Administrator may specify) in which to return the completed application to the Plan Administrator who shall, in turn, notify the Employer to begin making the necessary salary adjustments and Basic Tax-Deferred Contributions and/or payroll deductions and Basic Participant Contributions in accordance with Article III hereof. If an Eligible Employee should elect not to be included in the Plan during such period, he may elect to become a Participant on the Entry Date coincident with or next following the date he has completed and returned said application to the Plan Administrator. If, however, an Eligible Employee is hired on or after his 55th birthday or an Employee becomes an Eligible Employee on or after his 55th birthday, he shall be eligible to commence participation in this Plan on the first day of the month following his date of hire or the date he becomes an Eligible Employee, whichever is later.

     2.02 CESSATIONS OF PARTICIPATION AND ACTIVE PARTICIPATION.
Participant shall become an inactive Participant as of his Severance from Service. He shall remain an inactive Participant until the date on which the balance of his accounts are distributed to him, at which time he shall cease to be a Participant.

     2.03 REINSTATEMENT OF ACTIVE PARTICIPATION. If a Participant becomes an inactive Participant or ceases to be such altogether and he is subsequently reemployed by the Employer as an Eligible Employee or if a former Eligible Employee terminates employment after fulfilling the eligibility requirements of
Section 2.01 but prior to enrolling in the Plan and he is subsequently reemployed by the Employer as an Eligible Employee, he shall recommence active participation in this Plan upon his date of reemployment or if he so elects, on a subsequent Entry Date, provided he agrees to adjust his salary in return for the Employer making equivalent Basic Tax-Deferred Contributions to the Plan on his behalf and/or to authorize the Employer to make payroll deductions of his Basic Participant Contributions. An Eligible Employee who became an inactive Participant by virtue of his attainment of Normal Retirement Date shall recommence active participation in this Plan on January 1, 1988, or if he so elects, on a subsequent Entry Date, provided he agrees to adjust his salary in return for the Employer making equivalent Basic Tax-Deferred Contributions to the Plan on his behalf and/or to authorize the Employer to make payroll deductions of his Basic Participant Contributions.

     2.04 BREAK IN SERVICE. The following shall apply to all Employees or Participants who are reemployed after incurring a Break in Service:

          (a)  Employees or Participants Who Were Vested In Their Employer
               -----------------------------------------------------------
Accounts. With respect to an Employee or Participant who was vested in his Employer Account prior to his termination of employment, his prior years of Service shall be fully restored upon reemployment.

          (b)  Employees or Participants Who Were Not Vested In Their Employer
               ---------------------------------------------------------------
Accounts.
--------

                       (i) With respect to an Employee or Participant who incurred a Break in Service prior to January 1, 1985 and who was not vested in his Employer Account prior to his termination of employment, his prior years of Service shall be fully restored upon reemployment only if the number of his consecutive Breaks in Service is less than the aggregate number of years of Service completed prior to the Break in Service. If such Employee's or Participant's number of consecutive Breaks in Service equals or exceeds the aggregate number of years of Service completed prior to the Break in Service, his prior years of Service shall be forfeited and he shall be treated as a new Employee for vesting purposes and for purposes of determining his eligibility to make Supplemental Contributions.

                      (ii) With respect to an Employee or Participant who incurs a Break in Service on or after January 1, 1985 and who was not vested in his Employer Account prior to his termination of employment, his prior years of Service, and Years of Eligibility Service shall be fully restored upon reemployment only if the number of his consecutive Breaks in Service is less than the greater of five (5) or the aggregate number of years of Service before such break. If such Employee's or Participant's number of consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of years of Service before such break, his prior years of Service shall be forfeited and he shall be treated as a new Employee for vesting purposes and for purposes of determining his eligibility to make Supplemental Contributions.

     2.05 TRANSFERS OF EMPLOYMENT; CHANGES IN EMPLOYMENT
STATUS. If an individual should transfer his employment from a non-participating Affiliated Company to the Employer or if an individual should change the status of his employment with the Employer and, in either case, he thereby becomes an Eligible Employee, then for purposes of determining the Compensation of such an Eligible Employee, compensation paid by such non-participating Affiliated Company shall be included as if it had been paid by an Employer. If an Eligible Employee should transfer his employment from the Employer to a non-participating Affiliated Company or if an Eligible Employee should change the status of his employment with the Employer and, in either case, he thereby ceases to be an Eligible Employee, he shall cease to be an active Participant as of the day on which such transfer or change in status occurs, but he shall not be deemed to have incurred a Severance from Service, and he shall not be entitled to receive a distribution from the Plan until his actual Severance from Service.

                   ARTICLE III.  CONTRIBUTIONS
                   ---------------------------

     3.01 BASIC CONTRIBUTIONS. Each Participant shall make basic contributions to the Plan which shall entitle him to be credited with Employer Matching Contributions. Basic contributions may be made in the form of Basic Tax-Deferred Contributions or Basic Participant Contributions. Subject to the limitations set forth in Article IV, for each Plan Year, the total amount of Basic Tax-Deferred Contributions or Basic Participant Contributions which shall be made by or on behalf of each Participant shall be equal to one percent (1%) of his Compensation.

          (a) Basic Tax-Deferred Contributions. A Participant may elect to have
              --------------------------------
the Employer make Basic Tax-Deferred Contributions to the Plan on his behalf by agreeing to adjust his compensation by an amount equal to the amount of such Basic Tax-Deferred Contributions. Basic Tax-Deferred Contributions shall be credited to the Participant's Tax-Deferred Account.

          (b) Basic Participant Contributions. A Participant may elect to make
              -------------------------------
Basic Participant Contributions to the Plan by authorizing the Employer to make regular payroll deductions equal to the amount of such Basic Participant Contributions. Basic Participant Contributions shall be credited to the Participant's Participant Account.

     3.02 SUPPLEMENTAL CONTRIBUTIONS. After a Participant has completed ten (10) years of Service, he may elect to make supplemental contributions to the Plan which shall entitle him to be credited with additional Employer Matching Contributions on the Entry Date coincident with or next following his completion of ten (10) years of Service. Supplemental contributions may be made in the form of Supplemental Tax-Deferred Contributions or Supplemental Participant Contributions. Subject to the limitations set forth in Article IV, for each Plan Year, the maximum amount of Supplemental Tax-Deferred Contributions and Supplemental Participant Contributions which may be made by or on behalf of a Participant shall be equal to the whole number percentage of the Participant's Compensation which has been elected by the Participant, but such percentage shall not exceed the maximum percentage applicable to such Participant. The maximum percentage applicable to a Participant shall be determined in accordance with the following schedule, based on the number of years of Service completed by the Participant.


                Years of                    Maximum
                 Service          Supplemental Contributions
                --------          --------------------------
                 10-19                        1%
                 20-24                        2%
                 25-29                        3%
                 30 or more                   4%

          (a) Supplemental Tax-Deferred Contributions. A Participant eligible
              ---------------------------------------
for supplemental contributions under this Section 3.02 may elect to have the Employer make Supplemental Tax-Deferred Contributions to the Plan on his behalf by agreeing to a further downward adjustment in his Compensation equal to the amount of such Supplemental Tax-Deferred Contributions. Supplemental Tax-Deferred Contributions shall be credited to the Participant's Tax-Deferred Account.
          (b) Supplemental Participant Contributions. A Participant eligible for
              --------------------------------------
supplemental contributions under this Section 3.02 may elect to make Supplemental Participant Contributions to the Plan by authorizing the Employer to make regular payroll deductions equal to the amount of such Supplemental Participant Contributions. Supplemental Participant Contributions shall be credited to the Participant's Participant Account.

     3.03 EMPLOYER MATCHING CONTRIBUTIONS. Unless otherwise provided in a supplement attached hereto, for each Plan Year, Employer Matching Contributions shall be made on behalf of each Participant in an amount equal to the sum of (a) five (5) times the amount of Basic Tax-Deferred Contributions and/or Basic Participant Contributions made by or on behalf of such Participant for such Plan Year; and (b) the amount of Supplemental Tax-Deferred Contributions and/or Supplemental Participant Contributions made by or on behalf of such Participant for such Plan Year. Employer Matching Contributions shall be credited to the Participant's Employer Account.

     3.04 FORFEITURES. Amounts forfeited under Section 6.03 by Participants upon termination of their employment with the Employer shall be reapplied in such a way as to reduce future Employer Matching Contributions under the Plan.

     3.05 CHANGES IN LEVEL OF PARTICIPATION. A Participant may elect to change the amount of his salary adjustment and/or payroll deduction and the corresponding Supplemental Tax-Deferred Contributions and/or Supplemental Participant Contributions by or on his behalf to any other amount permissible for such Participant under Section 3.02 as of any Entry Date. The Participant's election to change his amount of salary adjustment and/or payroll deduction must be made in writing to the Plan Administrator at least 30 days prior to the date on which the charge is to be effective. A Participant may elect to suspend salary adjustment and/or payroll deduction and the corresponding Basic and Supplemental Tax-Deferred Contributions and/or Basic and Supplemental Participant Contributions made by or on his behalf as of the first day of any month. A Participant's election to suspend such contributions must be made in writing to the Plan Administrator at least 30 days prior to the first day of any month in which the suspension is to be made effective. A Participant who suspends contributions pursuant to the foregoing proviso may resume contributions as of any Entry Date which succeeds the date of suspension by at least three (3) months, by means of written notice to the Plan Administrator at least 30 days prior to the date on which the resumption is to be effective.

     3.06 VOLUNTARY TAX-DEFERRED CONTRIBUTIONS. If a Participant is making Basic Tax-Deferred Contributions pursuant to Section 3.01, he may elect to have the Employer make Voluntary Tax-Deferred Contributions to the Plan on his behalf each year, but only if such Participant has agreed to a further downward adjustment in his compensation equal to the amount of such Voluntary Tax-Deferred Contributions.

     For each Plan Year, the amount of Voluntary Tax-Deferred Contributions shall be equal to the dollar amount or percentage of the Participant's Compensation which has been elected by the Participant. Notwithstanding the foregoing, in the case of a Participant whose Compensation was in excess of $60,000, the amount of his Voluntary Tax-Deferred Contributions, when added to his Voluntary Participant Contributions, may not exceed ten percent (10%) of his Compensation. In the case of a Participant whose Compensation was $60,000 or less, the amount of his Voluntary Tax-Deferred Contributions, when added to all of his basic, supplemental, and voluntary contributions, may not exceed the limitations of Section 4.04. Voluntary Tax-Deferred Contributions shall be credited to the Participant's Voluntary Tax-Deferred Account.

     A Participant may elect to change the amount of Voluntary Tax-Deferred Contributions on his behalf as of any Entry Date; provided, however, that a Participant may elect to suspend salary adjustment pursuant to this Section 3.06 and the Voluntary Tax-Deferred Contributions on his behalf as of the first day of any month. A Participant's election to change the rate of Voluntary Tax-Deferred Contributions or to suspend such contributions must be made in writing to the Plan Administrator at least 30 days prior to the date on which the change or suspension is to be made effective. A Participant who suspends Voluntary Tax-Deferred Contributions on his behalf pursuant to the foregoing proviso may elect to resume such contribution as of any Entry Date which succeeds the date of suspension by at least three (3) months, by means of written notice to the Plan Administrator at least 30 days prior to the date on which the resumption is to be effective.

     3.07 VOLUNTARY PARTICIPANT CONTRIBUTIONS. If a Participant is making Basic Contributions pursuant to Section 3.01, he may elect to make after-tax Voluntary Participant Contributions to the Plan by executing an application authorizing the Employer to make regular payroll deductions of said Voluntary Participant Contributions. A Participant may elect to make Voluntary Participant Contributions in any dollar amount or percentage of his Compensation. Notwithstanding the foregoing, in the case of a Participant whose Compensation was in excess of $60,000, the amount of his Voluntary Participant Contributions, when added to his Voluntary Tax-Deferred Contributions, may not exceed ten percent (10%) of his Compensation. In the case of a Participant whose Compensation was $60,000 or less, the amount of his Voluntary Participant Contributions, when added to all his other basic, supplemental and voluntary contributions, may not exceed the limitations of Section 4.04.

     Voluntary Participant Contributions shall be made by means of payroll deductions and the amounts so deducted shall be credited to the Participant's Voluntary Account.

     The Participant may elect to change the amount of his Voluntary Participant Contributions as of any Entry Date, subject to the limitations set forth in the first paragraph of this Section 3.07. The Participant's election to change the amount of his Voluntary Participant Contributions must be made in writing to the Plan Administrator at least 30 days prior to the date on which the change is to be made effective.

     The Participant may elect to suspend all of his Voluntary Participant Contributions by means of written notice to the Plan Administrator at least 30 days prior to the first day of the month in which the Participant wishes the suspension to be made effective. The Participant may elect to resume Voluntary Participant Contributions as of any Entry Date which succeeds the date of suspension by at least three (3) months. Such election to resume Voluntary Participant Contributions must be made in writing to the Plan Administrator at least 30 days prior to the date on which the resumption is to be made effective.

     3.08 CERTAIN DISABLED PARTICIPANTS. If a Participant in the Plan becomes disabled so as to be eligible to receive long-term disability benefits under the Employer's Long-Term Disability Plan (the "LTD Plan"), such Participant shall continue to be a Participant hereunder. Pursuant to the terms of the LTD Plan, the Employer shall contribute to the Plan on behalf of such disabled Participant an annual amount equal to the Applicable Percentage for such Participant times the Participant's Compensation during the Plan Year immediately preceding the date his disability begins. The Applicable Percentage for any Participant shall be a percentage equal to the sum of the percentage rates of Basic Tax-Deferred, Basic Participant, Supplemental Tax-Deferred, Supplemental Participant and Employer Matching Contributions on such Participant's behalf immediately prior to his disability plus the percentage rate of Voluntary Tax-Deferred and Voluntary Participant Contributions being made by such Participant six (6) months prior to his disability, but in no event shall the Applicable Percentage exceed 15%. For purposes of determining the percentage rate of Employer Matching Contributions on a Participant's behalf immediately prior to his disability, the Plan Administrator shall follow the provisions of Section 3.03. All amounts contributed for a disabled Participant pursuant to this Section 3.08 shall be credited to the Employer Account of such Participant. A disabled Participant shall continue to be entitled to receive contributions under the Plan pursuant to this Section 3.08 as long as, and to the extent that, the Employer is required under the LTD Plan to make such contributions pursuant to the terms of said plan; provided, however, that if such a Participant withdraws all or any portion of the amount credited to his Voluntary Account and/or his Voluntary Tax-Deferred Account pursuant to Article V, his Applicable Percentage shall be reduced to a percentage rate equal to the sum of the percentage rates of Basic Tax-Deferred, Basic Participant, Supplemental Tax-Deferred, Supplemental Participant and Employer Matching Contributions on such Participant's behalf immediately prior to his disability; and provided, further, that if such a Participant's accounts under the Plan are distributed in a lump sum payment or applied to the purchase of an annuity contract, or if such a Participant becomes actively employed in any capacity (including without limitation part-time or rehabilitative employment), his Applicable Percentage shall be reduced to zero. All contributions pursuant to this Section 3.08 shall be fully vested and nonforfeitable at all times.

     3.09 ROLLOVER CONTRIBUTIONS. With the consent of the Plan Administrator, an Eligible Employee may rollover Eligible Rollover Distributions he may have received from another retirement plan and trust qualified as an exempt employee benefit plan and trust under Sections 401(a) and 501(a) of the Code. Such Eligible Employee may also rollover distributions from an individual retirement account or individual retirement annuity which consists of prior lump sum distributions or Eligible Rollover Distributions from a qualified employee benefit plan and trust. All such amounts shall be credited to his Rollover Account and shall be fully vested and nonforfeitable at all times.

     3.10 DETERMINATION OF CONTRIBUTIONS. The amount of Employer Matching Contributions and Tax-Deferred Contributions shall be subject to final determination by the Plan Administrator. The amount of such contributions, as determined by the Plan Administrator, shall be conclusive and binding on all persons.

     3.11 PAYMENT OF CONTRIBUTIONS. The Employer Matching Contributions for each Plan Year shall be made at such time or times as the Employer determines but not later than the time required by law in order for the Employer to obtain a deduction of the amount of such payment for Federal income tax purposes as determined under the applicable provisions of the Code. All other contributions made with respect to a pay period shall be paid into the Plan by the Employer no later than 30 days after the last day of such pay period.

     3.12 FUNDING. Tyco International Ltd. has entered into a trust agreement with a Trustee, creating a Trust for the purpose of holding Plan assets and providing benefits under the Plan. All contributions made by Participants or the Employer under the Plan shall be invested in the Investment Funds and such other investment vehicles as specifically provided in the trust agreement and shall be held, managed and disposed of by the Trustee in accordance with the provisions of the trust agreement for purposes contemplated by the Plan.

     3.13 ELECTION OF INVESTMENTS.
          (a) Effective as of July 1, 1992, each Participant, including a former Participant whose account balances are still retained in the Trust, shall elect the manner of investment of all amounts standing to the credit of his accounts in the Trust among the

Investment Funds established under the Trust. By such election, the Participant shall direct the portion of the aggregate amount then credited, and/or thereafter to be credited, to his accounts which is to be invested by the Trustee in each of the Investment Funds, such to such rules and regulations imposed by the Plan Administrator from time to time. The Plan Administrator shall maintain records of account at all times adequately reflecting each Participant's interest in each of the Investment Funds.

          (b) A Participant may revoke his election as to any amounts then standing in, and/or thereafter to be credited to, his accounts at such time or times and in such manner as the Plan Administrator determines on a uniform basis for all Participants, and may make a new investment election in accordance with this Section 3.13. In the event that such a new election causes a transfer of assets from one Investment Fund to another, the transfer shall be made by the Trustee as soon as reasonably possible.

          (c) To make an investment election, each Participant shall give notice to the Plan Administrator in such form and at such time as the Plan Administrator may reasonably require. To be effective, such an investment election must be in accordance with any and all rules and regulations established by the Plan Administrator for this purpose.

          (d) Any investment election made hereunder shall continue to be effective until properly revoked by the Participant.

          (e) The Employer, the Plan Administrator and the Trustee shall have no responsibility for the investment elections of the Participants and shall incur no liability on account of investing the assets of the Trust in accordance with such elections.

    ARTICLE IV.  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS
    ---------------------------------------------------------

     4.01 LIMITATION ON TAX-DEFERRED CONTRIBUTIONS.

          (a) The aggregate Tax-Deferred Contributions made by the Employer for each fiscal year shall not exceed that amount which, when added to the Employer Matching Contributions made by the Employer for that fiscal year, equals the maximum amount allowable as a deduction by the Employer under Section 404 of the Code for such fiscal year.

          (b) The aggregate Tax-Deferred Contributions made by the Employer for any Participant under this Plan and all other plans maintained by the Employer or an Affiliated Company for any calendar year shall not exceed $7,000, subject to cost-of-living adjustments made by the Secretary of Treasury or his delegate pursuant to Section 402(g)(5) of the Code. In the event that a Participant has entered into a salary adjustment agreement with the Employer which authorizes the Employer to make Basic, Supplemental and/or Voluntary Tax-Deferred Contributions in excess of the dollar limitation set forth in the preceding sentence, the Participant shall be deemed to have elected to make after-tax Basic, Supplemental and/or Voluntary Participant Contributions equal to the amount of such excess. Such after-tax contributions shall be effected by means of payroll deduction and shall be credited to the Participant Account and/or Voluntary Account, as the case may be, of such Participant.

          (c) At any time during the Plan Year, the Employer may suspend or reduce the amount of Tax-Deferred Contributions with respect to any Highly Compensated Employee on a prospective basis if the Plan Administrator determines that such suspension or reduction is necessary to cause the test in either (i) or, to the extent not prohibited by regulations promulgated by the Secretary of Treasury, (ii) below to be met with respect to Tax-Deferred Contributions for such Plan Year:

                (i) the Actual Deferral Percentage for the Highly
     Compensated Employees eligible for Tax-Deferred Contributions is not more than the Actual Deferral Percentage for all other Employees eligible for Tax-Deferred Contributions multiplied by 1.25; or

               (ii) the excess of the Actual Deferral Percentage for the Highly Compensated Employees eligible for Tax-Deferred Contributions over the Actual Deferral Percentage for all other Employees eligible for Tax-Deferred Contributions is not more than two (2) percentage points, and the Actual Deferral Percentage for the Highly Compensated Employees is not more than the Actual Deferral Percentage for all other Employees eligible for Tax-Deferred Contributions multiplied by two (2). All determinations required under this subsection (c) shall be made by the Plan
Administrator and its determinations shall be final and binding on all persons.

          (d) For the purposes of subsection (c) above, the "Actual Deferral Percentage" for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group and expressed as a percentage) of (i) the amount of the Tax-Deferred Contributions actually paid over to the Plan on behalf of the Employee for such Plan Year to
(ii) the Employee's "total compensation" for such Plan Year. If the Employer elects to make Qualified Nonelective Contributions to the Plan, the Plan Administrator may include any such contributions allocated to a Participant's Tax-Deferred Account in determining the Participant's Actual Deferral Percentage. For purposes of this subsection (d) and Section 4.02, "total compensation" means the amount of compensation paid by the Employer to the Participant during the Plan Year (or portion thereof in which the Participant is eligible to participate in the Plan) which is required to be reported as wages on the Participant's Form W-2 plus the amount which would have been paid to the Participant as cash compensation but for an election by such Participant under Section 125 or 401(k) of the Code. The "total compensation" taken into account with respect to a Participant for any Plan Year shall not exceed the dollar limitation set forth in Section 401(a)(17) of the Code, subject to cost-of-living adjustments made by the Secretary of Treasury or his delegate.

          (e) In determining the deferral percentage of a Highly Compensated Employee who has a Family Member who is an Employee, the Tax-Deferred Contributions made on behalf of such Highly Compensated Employee and the total compensation of such Highly Compensated Employee shall include the Tax-Deferred Contributions and total compensation of the Family Member, and the Family Member shall not be considered a separate Employee for purposes of determining the Actual Deferral Percentage for any group under the Plan to the extent required by Section 414(q) of the Code and any regulations promulgated thereunder;

          (f) If the Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code (other than the average benefit percentage test) only if aggregated with one or more other qualified plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this Section 4.01 shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan.

Notwithstanding the above requirements, for Plan Years beginning after December 31, 1989, plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same Plan Year.

          (g) In the event the Tax-Deferred Contributions actually made on behalf of Highly Compensated Employees exceed the limitations set forth in subsection (c) above, and the Employer does not elect to make Qualified Nonelective Contributions to the Plan, the Plan Administrator shall direct the Trustee to reduce such contributions of such Highly Compensated Employees in order of their deferral percentages, beginning with the highest of such percentages, to the extent necessary to cause the Plan to meet such limitations. Such reduction shall be made first with respect to Voluntary Tax-Deferred Contributions, then (if and to the extent necessary) with respect to Supplemental Tax-Deferred Contributions, and lastly (if and to the extent necessary) with respect to Basic Tax-Deferred Contributions. Any reduction of Basic and Supplemental Tax-Deferred Contributions shall also be accompanied by a reduction of the associated Employer Matching Contributions and such contributions shall be forfeited and applied to reduce future Employer Matching Contributions. Any Tax-Deferred Contributions so reduced, as adjusted for income or losses allocable thereto in accordance with Section 4.01(h) below, shall be distributed to the Highly Compensated Employees on whose behalf such contributions were made as soon as practicable, but no later than December 31 of the following Plan Year.

          (h) The income or loss allocable to a Participant's Basic, Supplemental and Voluntary Tax-Deferred Contributions which exceed the limitation of subsection (c) above shall be determined by multiplying the investment gain or loss of such Participant's Tax-Deferred Account and Voluntary Tax-Deferred Account, as the case may be, for such Plan Year by a fraction. The numerator of this fraction is the amount of the Participant's excess Basic, Supplemental and Voluntary Tax-Deferred Contributions to be distributed and the denominator is the amount credited to the Participant's Tax-Deferred Account and Voluntary Tax-Deferred Account, as the case may be, as of the beginning of the Plan Year, increased by the Basic, Supplemental or Voluntary Tax-Deferred Contributions allocable to the applicable account for such Plan Year.

          (i) If, during any Plan Year, more than the maximum permissible amount under Section 402(g) of the Code is allocated pursuant to one or more cash or deferred arrangements to a Participant's accounts under this Plan and any other plan described in Sections 401(k), 408(k), or 403(b) of the Code, the following provisions shall apply:

               (i) No later than March 1 of the next succeeding Plan
     Year, the Participant may, but is not required to, allocate all or part of such contributions in excess of the maximum permissible amount ("excess deferrals") to this Plan. To be effective, such allocation must be in writing, state that excess deferrals have been made on behalf of such Participant for the preceding Plan Year, and be submitted to the Plan Administrator.

               (ii) To the extent a Participant timely allocates excess deferrals to this Plan pursuant to (i) above, the Plan Administrator shall direct the Trustee to distribute such excess deferral, as adjusted for income or losses as determined in accordance with subsection (h) above, to the Participant no later than the April 15 following such allocation.

     4.02 LIMITATION ON PARTICIPANT AND EMPLOYER MATCHING
CONTRIBUTIONS.

          (a) At any time during the Plan Year, the Employer may suspend or reduce the amount of Participant Contributions and Employer Matching Contributions with respect to any Highly Compensated Employee if the Plan Administrator determines that such suspension or reduction is necessary to cause the test in either (i) or, to the extent not prohibited by regulations promulgated by the Secretary of the Treasury, (ii) below to be met with respect to such contributions for such Plan Year:

                       (i) the Actual Contribution Percentage for the Highly Compensated Employees eligible to participate in the Plan is not more than the Actual Contribution Percentage for all other Employees eligible to participate in the Plan multiplied by 1.25; or

               (ii) the excess of the Actual Contribution Percentage for the Highly Compensated Employees eligible to participate in the Plan over the Actual Contribution Percentage for all other Employees eligible to participate in the Plan is not more than two (2) percentage points, and the Actual Contribution Percentage for the Highly Compensated Employees eligible to participate in the Plan is not more than the Actual Contribution Percentage for all other Employees eligible to participate in the Plan multiplied by two (2).

          (b) For purposes of subsection (a) above, the "Actual Contribution Percentage" for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group and expressed as a percentage) of (i) the sum of Participant Contributions and Employer Matching Contributions actually paid over to the Plan on behalf of the Employee for such Plan Year to (ii) the Employee's "total compensation" for the Plan Year (as defined in Section 4.01(d) above). To the extent permitted by applicable regulations, the Plan Administrator may include the Basic, Supplemental or Voluntary Tax-Deferred Contributions of a Participant who is not a Highly Compensated Employee in determining his Actual Contribution Percentage, to the extent that such contributions are not used in determining his Actual Deferral Percentage. If the Employer elects to make Qualified Nonelective Contributions to the Plan, the Plan Administrator may include any such contributions allocated to a Participant's Tax-Deferred Account in determining the Participant's Actual Contribution Percentage.

          (c) In determining the contribution percentage of a Highly Compensated Employee who has a Family Member who is an Employee, the Participant Contributions made by, the Employer Matching Contributions made on behalf of, and the "total compensation" of such Highly Compensated Employee shall include the Participant Contributions, Employer Matching Contributions, and "total compensation" of his Family Member, and the Family Member shall not be considered a separate Employee for purposes of determining the Actual Contribution Percentage for any group under the Plan to the extent required by
Section 414(q) of the Code and any regulations promulgated thereunder.

          (d) If the Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code (other than the average benefit percentage test) only if aggregated with one or more other qualified plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this Section 4.02 shall be applied by determining the Actual Contribution Percentage of Employees as if all such plans were a single plan. Notwithstanding the above requirements, for Plan Years beginning after December 31, 1989, plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same Plan Year.

          (e) If, for any Plan Year, the Plan Administrator determines that the Actual Contribution Percentage for the Highly Compensated Employees exceeds the limitation set forth in this Section 4.02 and the Employer does not elect to make Qualified Nonelective Contributions to the Plan, the Plan Administrator shall direct the Trustee to distribute to the Highly Compensated Employees, in order of their contribution percentages beginning with the highest of such percentages, the amount necessary to cause the Plan to meet such limitation. Such reduction shall be made first with respect to Voluntary Participant Contributions, next with respect to Employer Matching Contributions, then with respect to Supplemental Participant Contributions and lastly with respect to Basic Participant Contributions. Any reduction of Basic and Supplemental Participant Contributions shall also be accompanied by a reduction of the associated Employer Matching Contributions, if any, and such contributions shall be forfeited and shall be applied to reduce future Employer Matching Contributions. Any Participant Contributions and Employer Matching Contributions so reduced, as adjusted for income or loss thereto in accordance with Section 4.02(f) below, shall be distributed to the Highly Compensated Employee on whose behalf such contributions were made as soon as practicable but no later than December 31 of the following Plan Year.

          (f) The income or loss allocable to a Participant's Participant Contributions or Employer Matching Contributions which exceed the limitations set forth in subsection (a) above shall be determined by multiplying the investment gain or loss of such Participant's Voluntary Account, Participant Account or Employer Account, as the case may be, for such

Plan Year by a fraction. The numerator of this fraction is the amount of the Participant's excess Participant Contributions or excess Employer Matching Contributions to be distributed and the denominator is the amount credited to the Participant's Voluntary Account, Participant Account or Employer Account, as the case may be, as of the beginning of the Plan Year, increased by the Participant Contributions or Employer Matching Contributions allocable to the applicable account for such Plan Year.

     4.03 QUALIFIED NONELECTIVE CONTRIBUTIONS AND MULTIPLE USE
TEST.
          (a) The Employer may elect to make Qualified Nonelective Contributions, which shall be considered, to the extent necessary, in conducting the nondiscrimination tests of Sections 4.01 and 4.02. Such contributions (i) may be made as a uniform percentage of Compensation or as a uniform dollar amount contributed on a per capita basis, (ii) may be made for all or certain of those Participants who are not Highly Compensated Employees, and (iii) may be made at any time prior to the end of the 12-month period immediately following the Plan Year to which such contributions relate. Qualified Nonelective Contributions under this Section shall be allocated to the appropriate Participants' Tax-Deferred Accounts which shall be fully vested and nonforfeitable at all times.

          (b) The contributions made by or on behalf of a Highly Compensated Employee shall be further reduced and returned to such Employee to the extent necessary to comply with rules and regulations of the Internal Revenue Service promulgated to prevent the multiple use of the alternative limitation set forth in Section 4.01(c)(ii) and Section 4.02(a)(ii).

          (c) To the extent permitted by Treasury regulations, the Plan Administrator may restructure the Plan into component plans for purposes of conducting the nondiscrimination tests of Sections 4.01 and 4.02.

     4.04  LIMITATIONS ON ANNUAL ADDITIONS.

          (a) All annual additions made under the provisions of Article III or this Article IV with respect to any Participant in any Limitation Year shall be limited to the lesser of:

                       (i) Thirty thousand dollars ($30,000) (or, if greater, one-fourth of the defined benefit dollar limitation as set forth in Section 415(b)(1) of the Code, as adjusted beginning in 1988 pursuant to Section 415(d) of the Code), or

                      (ii) 25% of the Participant's Compensation (determined in accordance with Treasury Regulations Section 1.415-2(d)(11)(i)) for such Limitation Year. For purposes of this Section 4.04, the term "annual addition" shall mean the sum of:

                    (A) Tax-Deferred Contributions, including amounts returned to the Participant pursuant to Section 4.01(e) but excluding amounts returned to the Participant pursuant to Section 4.01(i),

                    (B) Employer Matching Contributions plus forfeitures, including amounts forfeited or returned to the Participant pursuant to
          Section 4.02,

                    (C) Contributions made pursuant to Section 3.08,

                    (D) Participant Contributions, including amounts returned to the Participant pursuant to Section 4.02, plus

                    (E)  Qualified Nonelective Contributions.

     For purposes of this Section 4.04, in the case of a Participant who is permanently and totally disabled and who is not a Highly Compensated Employee, the term "Participant's Compensation" shall mean the compensation the Participant would have received for the year if the Participant were paid at the rate of compensation paid immediately before becoming permanently and totally disabled. If the case of a Participant who is permanently and totally disabled and who is a Highly Compensated Employee, the term "Participant's Compensation" shall be determined in accordance with Treasury Regulations Section 1.415-2(d)(2)(i).

     In any case where a Participant is, or has been, included in a tax-qualified defined benefit plan of the Employer or any Affiliated Company, the sum of such Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed one (1) for any Plan Year, and the annual additions to such Participant's accounts under this Plan shall be further limited to the extent necessary to comply with such combined plan limit.

     The defined benefit plan fraction of a Participant for any Plan Year is a fraction, the numerator of which is the projected annual normal retirement benefit of such Participant under such defined benefit plan determined as of the close of such Plan Year and the denominator of which is the lesser of:

                       (i) the product of 1.25 multiplied by the dollar limitation in effect for such Limitation Year under Section 415(b)(1)(A) of the Code; or

                      (ii) the product of 1.4 multiplied by such Participant's highest three (3) years' average compensation (as defined by Section 415 of the Code).

     The defined contribution plan fraction of a Participant for any Limitation Year is a fraction, the numerator of which is the aggregate amount as of the close of such Limitation Year of the annual additions credited to such Participant's accounts under the Plan and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior Limitation Year of Service with the Employer or any Affiliated Company:

                       (i) the product of 1.25 multiplied by the dollar limitation in effect for the Limitation Year under Section 415(c)(1)(A) of the Code; or

                      (ii) the product of 1.4 multiplied by 25% of such Participant's Compensation (defined in accordance with Treasury Regulations
     Section 1.415-2(d)(11)(i)) for the Limitation Year.

If the foregoing limit is applicable to a Participant for a Plan Year, the Plan Administrator shall reduce the annual additions to his accounts in the following order of priority:
                    (1) against the Participant Contributions to the Plan for the Limitation Year;

                    (2) against the Tax-Deferred Contributions made on behalf of such Participant, the amount of such reduction to be held unallocated and applied to reduce future Tax-Deferred Contributions under the Plan for such Participant in the succeeding Limitation Year;

                    (3) against the Employer Matching Contributions (including forfeitures) made on behalf of the Participant, the amount of such reduction to be held unallocated and applied to reduce Employer Matching Contributions to the Plan in the succeeding Limitation Year.

     For the Limitation Year beginning in January 1, 1994 and all future Limitation Years, Tax-Deferred Contributions that represent an excess annual addition shall be returned to the Participant and earnings attributable to the returned Participant Contributions and Tax-Deferred Contributions shall also be returned to the Participant. For purposes of this Section 4.04, the Limitation Year shall be the Plan Year.

    ARTICLE V.  WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT
    ----------------------------------------------------------

     5.01 WITHDRAWALS FROM VOLUNTARY ACCOUNTS. Subject to the requirements of Section 5.05, a Participant may, at any time prior to the distribution of his Voluntary Account, elect to withdraw a cash amount equal to all or a specified portion of the value of such account. The Participant's election to withdraw must be made in writing to the Plan Administrator and such request must specify the amount to be withdrawn.

     5.02 WITHDRAWALS FROM VOLUNTARY TAX-DEFERRED ACCOUNTS.
Subject to the requirements of Section 5.05, a Participant may, at any time prior to the distribution of his Voluntary Tax-Deferred Account, request to withdraw a cash amount equal to all or a specified portion of the value of such account. Effective January 1, 1989, the maximum amount which a Participant may withdraw from his Voluntary Tax-Deferred Account pursuant to the rules of this
Section 5.02 shall not exceed the balance in his Voluntary Tax-Deferred Account as of December 31, 1988 plus all Voluntary Tax-Deferred Contributions allocated to said account after such date. The Participant's request to withdraw must be made in writing to the Plan Administrator and such request shall specify the amount requested, the reason for the withdrawal and such additional information as the Plan Administrator shall require.

     The withdrawal of any amount from a Participant's Voluntary Tax-Deferred Account shall be subject to the consent of the Plan Administrator. The basis for the Plan Administrator consenting or refusing to consent to the Participant's request shall be its determination that the requested withdrawal is necessary to allow such Participant to meet an immediate and heavy financial need which such Participant is not able to meet from any other reasonably available resources. The foregoing standard shall be applied by the Plan

Administrator so as to conform to the requirements of Section 401(k) of the Code and the regulations thereunder. Notwithstanding the foregoing, a Participant who has attained age 59-1/2 may withdraw a cash amount equal to all or a specified portion of his Voluntary Tax-Deferred Account, including earnings, without the need to seek the consent of the Plan Administrator.

     A distribution shall be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of:

          (a) Medical expenses described in Section 213(a) of the Code incurred by the Participant, his spouse or his dependents or expenses necessary for these persons to obtain medical care;

          (b) Purchase (excluding mortgage payments) of a principal residence of the Participant;

          (c) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse or his dependents;

          (d) The need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence;

          (e) Any other financial need permitted by the Commissioner of the Internal Revenue Service.

     If a Participant has an immediate and heavy financial need as described above, he may receive a hardship withdrawal not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution) provided the Plan Administrator determines that such Participant is not able to meet such need from any other reasonably available resources. In determining that such Participant is not able to meet such financial hardship from any other sources, the Plan Administrator may reasonably rely upon the written certification of the Participant given in accordance with the regulations promulgated under Section 401(k) of the Code.

     5.03 RESUMPTION OF VOLUNTARY CONTRIBUTIONS. Any Participant who makes a withdrawal in accordance with this Article V shall be prohibited from making Voluntary Tax-Deferred and Voluntary Participant Contributions for a period of twelve (12) months. After the expiration of such period, the Participant may elect to resume Voluntary Tax-Deferred and/or Voluntary Participant Contributions if he is otherwise eligible under the rules set forth in Section
3.06 and/or 3.07. Amounts withdrawn by a Participant may not be returned to this Plan.

     5.04 PROCEDURE FOR WITHDRAWAL. Each withdrawal pursuant to Section 5.01 and/or Section 5.02 shall be made as soon as practicable following the date the Trustee receives from the Plan Administrator such written notice of withdrawal as shall be required by the Trustee. The amount to be so withdrawn shall be that specified in such written notice and shall be limited to the value of the Participant's Voluntary Account and/or Voluntary Tax-Deferred Account and by the provisions of Sections 5.01 and 5.02.

     In no event will a Participant be allowed to withdraw any portion of his Participant Account, Rollover Account, Tax-Deferred Account or Employer Account prior to the date of the termination of his employment.

     5.05 SPOUSAL CONSENT FOR WITHDRAWALS. Notwithstanding the foregoing provisions of this Article, in the case of a married Participant whose aggregate vested interest in his accounts under the Plan exceeds $3,500, no withdrawal pursuant to

Section 5.01 or 5.02 shall be permitted from any of such Participant's accounts unless the spouse of such Participant has consented to such withdrawal in a writing which satisfies the requirements of Section 7.02(b) during the 90-day period preceding the date of such withdrawal.

   ARTICLE VI.  VESTING, SEVERANCE FROM SERVICE AND FORFEITURES
   ------------------------------------------------------------

     6.01 VESTING.

          (a) A Participant shall at all times be 100% vested in each of his accounts other than his Employer Account.

          (b) A Participant's interest in his Employer Account shall become 100% vested at the earliest of the following dates:

                       (i) The date the Participant has completed five (5) years of Service.

                      (ii)    The date of the Participant's death.

                     (iii)    The date the Participant incurs a Disability.

                      (iv)    The Participant's 55th birthday.

                       (v) The date of termination of the money purchase pension plan portion of this Plan or the date of complete cessation of Employer Matching Contributions.

     6.02 SEVERANCE FROM SERVICE. Subject to the requirements of Sections 7.02 and 9.06, upon a Participant's Severance from Service from the Employer, he may make a written request to the Plan Administrator for an immediate lump sum payment equal to the value of his Voluntary Account, Voluntary Tax-Deferred Account, Qualified Nonelective Account, Participant Account, Rollover Account, Prior Plan Account, Tax-Deferred Account and, if he is vested pursuant to
Section 6.01(b), his Employer Account. The Participant may also elect to receive distribution of his account balances in any other form set forth in Article VII. The value of the accounts shall be determined as of a Valuation Date selected by the Plan Administrator which shall apply on a uniform basis to all Participants in the same circumstances. Notwithstanding the foregoing, if the value of the

Participant's aggregate vested interest in his accounts under the Plan is not more than $3,500 upon his Severance from Service (or at the time of any prior distribution to him under the Plan), the Plan Administrator shall make an immediate single sum cash payment to such Participant in an amount equal to such value whether or not the Participant requests such distribution.

     Payment of such accounts shall be made, or commence to be made, as soon as practicable after the Trustee receives from the Plan Administrator such written notice of distribution as shall be required by the Trustee.
     6.03 FORFEITURES.

          (a) If a Participant's Severance from Service from the Employer occurs prior to any of the dates referenced in Section 6.01(b), he shall forfeit the value of his Employer Account as of the Forfeiture Date. The value of such accounts shall be determined as of such Forfeiture Date and, except as provided in Article XII hereof, any amounts so forfeited by Participants shall be used to offset future Employer Matching Contributions under the Plan.

                       (i) If such a Participant subsequently resumes employment with the Employer before incurring five (5) consecutive Breaks in Service, the amount previously forfeited from his Employer Account shall be restored to such account as soon as administratively practical after the Participant is reemployed. The Employer shall make an additional contribution to the Plan with respect to the Plan Year of such reemployment to the extent necessary to effect such restoration.

                      (ii) If such a Participant subsequently resumes employment with the Employer after incurring five (5) consecutive Breaks in Service, any amounts previously forfeited shall not be restored.

          (b) If a fully vested Participant incurs a Severance from Service from the Employer and he subsequently resumes active employment with the Employer prior to receiving a distribution of his Employer Account, such Participant shall continue to be fully vested in such account on his date of reemployment.

  ARTICLE VII.  DISTRIBUTIONS AT RETIREMENT, DEATH OR DISABILITY
  --------------------------------------------------------------

     7.01 DISTRIBUTIONS AT RETIREMENT. A Participant shall, as of his retirement on or after his Early or Normal Retirement Date (whichever is applicable), be entitled to a distribution of his accounts. The value of the accounts shall be determined as of a Valuation Date selected by the Plan Administrator which shall apply on a uniform basis to all Participants in the same circumstances.

     Subject to the requirements of Section 7.02, a Participant may elect to receive his account balances as a single sum cash payment, as an annuity, or as a combination of a single sum cash payment and an annuity; provided, however, that (a) the method of distribution selected must ensure that payment will not extend beyond the joint lives or joint life expectancies of the Participant and his designated Beneficiary, (b) the method of distribution may not be a straight life annuity, and (c) the method of distribution must comply with the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

     The following annuity forms are available under the Plan:

     Year Certain Annuity: This form provides the retiring Participant with a
     --------------------
monthly retirement benefit for life with the guarantee that a certain specified number (not to exceed 120) of monthly retirement benefit payments as elected by the Participant will be paid to either the retired Participant or his Beneficiary.

     If this form is elected and the retired Participant dies prior to the receipt of the guaranteed monthly payments, the balance of the guaranteed monthly payments will be paid to the retired Participant's Beneficiary and will continue until the total of the guaranteed number of monthly payments have been made to the retired Participant and his Beneficiary.

The first such payment to the Beneficiary shall be due and payable as of the first day of the month following the retired Participant's death.

     In the event there is no designated Beneficiary living at the death of the retired Participant, the balance of the guaranteed monthly payments which would otherwise have become payable to the retired Participant's Beneficiary shall be commuted to a single sum and shall be paid to any one or more of the surviving members of the retired Participant's relatives in the following order of preference: spouse, or in equal shares to his children, grandchildren, or parents, or his estate.

     If the Beneficiary of a deceased retired Participant should die prior to receiving the balance of the guaranteed number of payments, the balance of such payments which would otherwise have become payable to the retired Participant's Beneficiary shall be commuted to a single sum and shall be paid to the Beneficiary's executors or administrators.

     Full Cash Refund Annuity: This form provides the retired Participant with a
     ------------------------
monthly benefit during his lifetime, and further provides that if the retired Participant should die prior to receiving benefit payments in a sum equal to the net single premium applied to purchase his benefit, the excess, if any, of such net single premium over the aggregate amount of benefit payments previously paid to him shall be paid in a lump sum to his designated Beneficiary. In the event there is no designated Beneficiary living at the death of the retired Participant, such payment shall be paid to any one or more of the surviving members of the retired Participant's relatives in the following order of preference: spouse, or in equal shares to his children, grandchildren, or parents, or his estate.

     Contingent Annuitant Annuity: This form provides the retired Participant
     ----------------------------
with a monthly retirement benefit during his lifetime and continues 100%, 66 2/3%, or 50% (as elected by the Participant) of the benefit to a Contingent Annuitant, if living, after the retired Participant's death. If the Contingent Annuitant is the spouse of the retired Participant, the retirement benefit is payable without restriction. If, however, the Contingent Annuitant is a person other than the spouse of the retired Participant, the benefit payable to the Contingent Annuitant shall be limited to the extent necessary to comply with the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

     The monthly payments to the Contingent Annuitant shall commence on the first day of the month following the month in which the retired Participant dies, if the Contingent Annuitant is then living, and shall cease with the last payment due for the month in which the Contingent Annuitant's death occurs. If the Contingent Annuitant dies before the Participant commences to receive retirement benefits, another Contingent Annuitant may be designated or the retired Participant may elect another form of benefit payment. If the Contingent Annuitant predeceases the retired Participant after payments have commenced, such payments shall cease upon the retired Participant's death.

     Notwithstanding the foregoing, if the value of a Participant's aggregate vested interest in his accounts under the Plan is not more than $3,500 upon his Early or Normal Retirement Date, or the date he incurs a Disability (whichever is applicable) (or at the time of any prior distribution to him under the Plan), the Plan Administrator shall make an immediate single cash payment to such Participant in an amount equal to such value whether or not the Participant or his spouse consents to such distribution.

     7.02 AUTOMATIC ANNUITY FORM.

          (a) Notwithstanding any provision hereof to the contrary, except as provided in this Section 7.02, any distribution of benefits under this Plan to a Participant
                                      50
shall be made in the Automatic Annuity Form. In the case of a Participant who is married on his "annuity starting date," the Automatic Annuity Form shall be a 50% Contingent Annuitant Option, with the 50% continuation to be paid to such Participant's surviving spouse. In the case of a Participant who is not married on his "annuity starting date," the Automatic Annuity Form shall be the Full Cash Refund Annuity.

          (b) The Automatic Annuity Form required by paragraph (a) of this Section shall not apply if the value of the Participant's aggregate vested interest in his accounts under the Plan is not more than $3,500, or if the Participant has effectively designated in writing during the 90-day period ending on his "annuity starting date" (and such designation is not revoked during such period) an alternate payment option under Section 7.01. Such designation shall be effective only if (i) the Participant's spouse has consented to such designation of an alternate payment option in a writing which acknowledges the effect of the designation and which is witnessed by a Plan representative or notary public, or (ii) it is established to the satisfaction of the Plan Administrator that such spousal consent is unobtainable because there is no spouse, or because the spouse cannot be located, or because the Participant has been abandoned by his spouse within the meaning of local law and there is a court order to that effect, or because of other circumstances prescribed by regulations under Section 417(a)(2) of the Code. Such a designation may be revoked, with or without spousal consent, at any time during the 90-day period ending on his "annuity starting date." Such a designation may not be changed without spousal consent unless the initial consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse.

          (c) The Plan Administrator shall no less than 30 days and no more than 90 days prior to the Participant's annuity starting date provide each Participant with a written explanation of: (i) the terms and conditions of the Automatic Annuity Form; (ii) the Participant's right to make, and the effect of, an election to waive the Automatic Annuity Form; (iii) the right of the Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Automatic Annuity Form.

          (d) For purposes of this Section 7.02 and Section 7.04, the term "annuity starting date" means (i) the first day of the first period for which an amount is payable as an annuity, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

     7.03 DISTRIBUTIONS UPON INCURRING DISABILITY. If a Participant should incur a Disability prior to his Normal Retirement Date, he may elect by written notice to the Plan Administrator to receive a distribution in accordance with Section
7.01 and 7.02 at any time after the date he incurs the Disability and prior to his Normal Retirement Date (provided he is then living). If no such election is filed, distribution will be made in accordance with Section 7.01 as of the disabled Participant's Normal Retirement Date. Distribution of such disabled Participant's accounts shall be made as provided in 7.02(a), unless the exceptions in 7.02(b) apply, in which case the disabled Participant may choose any method of distribution set forth in Section 7.01.

     7.04 DISTRIBUTIONS AT DEATH.

          (a) Except as otherwise provided in paragraph (b) of this Section, upon the death of any active Participant prior to his "annuity starting date," the full amount credited to his accounts as of his date of death or in the case of the death of a terminated or retired

Participant, the undistributed vested balance of his accounts, shall be paid in a single sum payment to his Beneficiary as soon as administratively practicable after the Valuation Date coincident with or next following the date the Participant's death is reported to the Plan Administrator. If a Participant's death occurs after his "annuity starting date," any death benefit shall be payable in accordance with the particular form of annuity which is in effect for such Participant.


           (b) Notwithstanding any provision hereof to the contrary, unless an effective waiver has been filed pursuant to this paragraph (b), if a married Participant dies prior to his "annuity starting date," distribution of at least 50% of the balance standing to the credit of his accounts as of the date of his death shall be made by purchase of an annuity contract which provides for payments to the Participant's spouse for life; provided, however, that if the Participant's surviving spouse so elects, or if the amount otherwise required to be distributed by purchase of such annuity does not exceed $3,500, distribution shall be made by a single sum payment of the full amount due to such surviving spouse hereunder in lieu of the purchase of such annuity contract. The portion of a Participant's accounts which is not required to be distributed by purchase of a surviving spouse annuity under this paragraph (b) shall be distributed pursuant to paragraph (a) of this Section.

     The Plan Administrator shall provide to each Participant, within the "applicable period" with respect to the Participant, a written explanation with respect to the surviving spouse annuity. The term "applicable period" means the latest of (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period after the Employee becomes a Participant; or (iii) a reasonable period after separation from service in the case of a Participant who separates prior to attaining age 35.

     The surviving spouse annuity requirement of the paragraph (b) shall not be applicable if the Participant, at any time after the beginning of the Plan Year during which his 35th birthday occurs or his termination of employment, whichever is earlier, has elected to waive such requirement and has designated a Beneficiary other than his spouse, and such Participant's surviving spouse has consented to such waiver and designation in a writing which acknowledges the effect of the consent and which is witnessed by a Plan representative or notary public; provided, however, that such spousal consent shall not be required if it is established to the satisfaction of the Plan Administrator that such consent was unobtainable because there is no spouse, because the spouse cannot be located, or if the Participant can show by court order that he has been abandoned by his spouse within the meaning of local law, or because of other circumstances prescribed in regulations under Section 417(a)(2) of the Code. The election by the Participant to waive the surviving spouse annuity and to designate a Beneficiary other than his spouse may not be changed without spousal consent unless the initial consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse. In the event that an effective election has been filed, distribution of 100% of the balance standing to the credit of the Participant's accounts shall be made pursuant to paragraph (a) of this Section.

    Distribution of the surviving spouse annuity required under this paragraph (b) must begin within a reasonable time after the Participant's death, if the surviving spouse so directs. Otherwise, distribution of the surviving spouse annuity shall commence as of such date as the surviving spouse elects in writing.

           (c) Subject to the provisions of subsection (c) above, a Participant may, from time to time in such manner as the Plan Administrator shall prescribe, change his designated Beneficiary or Beneficiaries, but any such designation which has the effect of naming a person other than the surviving spouse as Beneficiary to more than 50% of his account balances is subject to the spousal consent requirement of subsection (b) above.


           (d) If a Participant has failed effectively to designate a Beneficiary to receive the Participant's remaining account balances upon his death, or a Beneficiary previously designated has predeceased the Participant and no alternative designation has become effective, such account balances shall be distributed to any one or more of the surviving members of the Participant's relatives in the following order of preference: spouse, or in equal shares to his children, grandchildren, or parents, or his estate.


    7.05 LOANS TO PARTICIPANTS. Upon written application of an active Participant, the Committee may direct the Trustee to lend to the Participant such amount or amounts as the Committee may determine proper from the Participant's accounts in the Plan (other than his Employer Account), provided that the aggregate amount of all outstanding loans from this Plan and from any other qualified plan maintained by the Employer or an Affiliated Company, including accrued interest thereon, shall not exceed the lesser of (a) $50,000, reduced by any loan repayment made during the one (1) year period ending on the day before the date such loan is made, (b) 50% of the Participant's vested interest in his accounts (determined at the time the loan is made), or (c) the Participant's total account balance less the amount in his Employer Account.

    Each loan to Participants shall meet the following requirements:

         (i) Loans shall be made available to all Participants on a reasonably equivalent basis.

        (ii) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants.

       (iii) Loans shall be evidenced by the promissory notes of the Participants, shall be adequately secured and shall bear a reasonable interest rate. No more than 50% of the vested portion of the Participant's accounts may be used as security for a loan.


        (iv) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan.

         (v) Each loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five (5) years from the date of the loan. If the loan is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time such loan is made) as a principal residence of the Participant, then the repayment period shall not extend beyond 15 years.

        (vi) The minimum loan amount shall be $1,000 and no Participant may have more than two (2) outstanding loans from this Plan and any other qualified plan maintained by the Employer or an Affiliated Company at any time.

       (vii) Each Participant shall obtain the consent of his spouse to the use of his accounts as security for the loan. Spousal consent shall be obtained during the 90-day period ending on the date on which the loan is to be so secured. Such consent shall be in writing, shall acknowledge the effect of such loan, and shall be witnessed by a

    Plan representative or a notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to the loan.

      (viii) Each such loan shall be administered in accordance with the Plan's participant loan policy.

    Each such loan shall be deemed to be an investment made at the direction of such Participant and shall be credited to the separate investment account of the borrowing Participant. The Participant's accounts (other than his Employer Account) shall be reduced to the extent necessary to permit the establishment of a separate loan account for such Participant in the following order:
Tax-Deferred Account, Participant Account, Rollover Account, Voluntary Tax-Deferred Account, Prior Plan Account and Voluntary Account. The reduction from the Investment Funds in each account shall be made on a pro rata basis. All interest and loan repayments, adjusted for administrative expenses, shall be credited to such Participant's separate loan account. Amounts credited to such Participant's separate loan account as a result of payments of interest and principal shall be credited to the Participant's accounts in the inverse order used to fund the loan and shall be reinvested as soon as practicable in the Plan's Investment Funds in accordance with the investment election of the Participant for new contributions currently on file with the Committee.

    If any part or all of the amount standing to one or more of the Participant's accounts under the Plan shall become distributable to such Participant or his Beneficiary while a loan to such Participant under this
Section 7.05 is outstanding, the Committee shall direct the Trustee to apply the amount of such distribution in payment of the entire outstanding loan principal, whether or not then due, and any interest theretofore accrued, before distributing the balance, if any, to the Participant or his Beneficiary.

                  ARTICLE VIII.  ADMINISTRATION
                  -----------------------------

     8.01 ALLOCATION OF RESPONSIBILITY. The Board of Directors of the Employer and the Plan Administrator shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan and the trust agreement. In general, the Board of Directors of the Employer shall have the sole responsibility for the appointment of the Retirement Committee. The Board of Directors of the Employer and the Plan Administrator shall each warrant that any directions given, information furnished or action taken shall be in accordance with the provisions of this Plan authorizing or providing for such direction, information or action.

     8.02 APPOINTMENT OF PLAN ADMINISTRATOR. The Plan shall be administered by a Retirement Committee which shall consist of three or more members. Such members shall be appointed by and serve at the pleasure of the Board of Directors of Tyco International Ltd. Any members of the Committee who are employees of the Employer shall not receive compensation with respect to their services on the Committee. Any such Employee member shall not be precluded from participating in this Plan, but shall not be permitted to make any decision or take any action with respect to his own participation in the Plan.

     Any action taken by the Committee shall be by majority rule of the members of the Committee. The Committee may delegate to any one of their number authority to sign documents on behalf of the Committee, or to perform ministerial acts, but no person to whom such authority is delegated shall perform any act involving the exercise of discretion without first obtaining the approval of the Committee. Any member of the Committee may resign at any time by providing the Board of Directors of Tyco International Ltd. with written notice of his intent to resign. Such Board of Directors may remove any member of the Committee at any time by providing such member with written notification of his removal.

     8.03 CLAIMS PROCEDURE. The Plan Administrator shall make all determinations as to the right of any person to a benefit. Any denial by the Plan Administrator of the claim for benefits to a Participant, former Participant or Beneficiary under the Plan shall be stated in writing by it and delivered or mailed to the Participant, former Participant or Beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of its ability in a manner that may be understood without legal or actuarial counsel.

     Any person whose claim has been denied shall have the opportunity to appeal such denial by written notification to the Plan Administrator within 60 days following receipt of notice of denial. Within 60 days following receipt of such written appeal, the Plan Administrator shall transmit written notification of its decision regarding the appeal to said person, provided, however, that if the Plan Administrator determines a hearing shall be necessary, such 60-day period shall be extended to 120 days.

     8.04 RECORDS AND REPORTS. The Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA, and governmental regulations issued thereunder relating to records of Participant's service, retirement benefits and the percentage of such benefits which are nonforfeitable under the Plan; notifications to Participants; periodic registration with the Internal Revenue Service; and annual reports to the Internal Revenue Service and/or the Department of Labor.

     8.05  POWERS AND DUTIES OF THE PLAN ADMINISTRATOR.  The Plan
Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not limited to the following:

          (a) To amend, construe and interpret the Plan, decide all questions of eligibility and determine the amount and time of payment of any benefits hereunder;

          (b) To prescribe procedures to be followed by Participants, former Participants or Beneficiaries in filing applications for benefits;

          (c) To prepare and distribute, in such manner as it determines to be appropriate, information explaining the Plan;

          (d) To receive from the appropriate sources such information as shall be necessary for the proper administration of the Plan;

          (e) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the assets from the Trustee;

          (f) To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal counsel;

          (g) To direct the Trustee to pay reasonable expenses of the Plan and Trust out of Trust assets;

          (h) To select appropriate investment vehicles, including fixed interest contracts, to constitute the Investment Funds available under the Trust for the investment of plan assets, to permit Participants to direct investment of their account balances in the Investment Funds, and to prescribe rules and procedures relating to such directed investment; and

          (i) To enter into any and all contracts, fixed interest contracts, and agreements for carrying the terms of the Plan and the administration thereof and to do all acts as the Plan Administrator, in its sole discretion, may deem necessary or appropriate, and all such contracts, agreements, and acts shall be binding and conclusive on the parties hereto and on the Employees involved.

     Except as provided by Section 10.02, the Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

     8.06 RULES AND DECISIONS. The Plan Administrator may adopt such rules as it deems necessary, desirable, or appropriate. All rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the legal counsel of the Employer or the Trustee.

     8.07 AUTHORIZATION OF BENEFIT PAYMENTS. The Plan Administrator shall issue directions to the appropriate party, including the Trustee, concerning the payment of all benefits which are to be paid from the assets of the Plan, and warrants that all such directions are in accordance with the provisions of this Plan.

     8.08 APPLICATION AND FORMS FOR BENEFITS. The Plan Administrator may require a Participant or Beneficiary to complete and file with it an application for benefits and all other forms approved by it and furnish all pertinent information requested by it, including the Participant's or Beneficiary's current mailing address.

     8.09 FACILITY OF PAYMENT. Whenever, in the Plan Administrator's opinion, a person entitled to receive any benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may cause payments otherwise payable to such person to be made to such person's legal representative for his benefit. Any payment of benefits in accordance with the provisions of this Section 8.09 shall be a complete discharge of any liability for the making of such payment under the provisions of this Plan. In the event that a person entitled to receive any benefit hereunder cannot be located after reasonable efforts of the Plan Administrator, such person's benefit may be forfeited, and shall be reapplied in such a way as to offset future Employer Matching Contributions under this Plan; provided, however, that if such person subsequently files a claim for benefit with the Plan Administrator, such benefit shall be restored (by a special Employer Contribution) to the value previously forfeited.

     8.10 COMPENSATION OF PLAN ADMINISTRATOR AND PLAN EXPENSES.
The Plan Administrator shall serve without compensation for services as such, but all expenses of the Plan Administrator in administering the Plan shall constitute a charge upon the Trust, unless paid by the Employer in its sole discretion. Such expenses shall include any expenses incident to the functioning of the Plan and Trust, including, but not limited to, attorneys' fees, fidelity bonding, accounting and clerical charges, trustee fees, plan investment costs, recordkeeping fees, consultants' fees and other costs of administering the Plan and Trust.

     8.11 INDEMNIFICATION. The Employer shall indemnify and hold harmless each member of the Committee from and against any and all claims, losses, damages, expenses (including reasonable attorneys' fees approved by the Employer) and liability (including any reasonable amounts paid in settlement with the Employer's approval) arising from any act or omission of such member, except when the same is judicially determined to be due to the willful misconduct of such member.

                    ARTICLE IX.  MISCELLANEOUS
                    --------------------------

     9.01 NONGUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

     9.02 RIGHTS OF EMPLOYEES AND BENEFICIARIES.  No Employee or
Beneficiary shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee or Beneficiary out of such assets. All payments of benefits as provided for in this Plan shall be made solely out of Plan assets.

     9.03 NONALIENATION OF BENEFITS. Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void; and the Plan assets shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder; provided, however, that nothing herein shall restrict or prohibit the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a "qualified domestic relations order" (within the meaning of Sections 401(a)(13)(B) and 414(p) of the Code).

     9.04 DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. In the event of permanent discontinuance of contributions to the Plan by the Employer, the accounts of all Participants shall, as of the date of such discontinuance, become fully vested.

     9.05 REVERSION TO EMPLOYER. The Employer has no beneficial interest in the Plan assets and no part of the Plan assets shall ever revert or be repaid to the Employer, directly or indirectly, except that:

          (a) if a contribution is made by the Employer to the Plan by mistake of fact, such contribution may be returned to the Employer within one (1) year from the date the contribution is made, or

          (b) if the Employer is denied a Federal income tax deduction with respect to all or any portion of its contribution to the Plan, such contribution (to the extent disallowed) shall be returned to the Employer within one (1) year from the date of disallowance, it being the intent that all contributions to the Plan by the Employer shall be so deductible.

     9.06 COMMENCEMENT AND TIMING OF DISTRIBUTIONS.

          (a) Any distribution to be made under this Plan to any Participant shall be made no later than the 60th day following the close of the Plan Year in which the Participant reaches his Normal Retirement Date or terminates employment, whichever is later.

          (b) Any distribution to be made under this Plan to a Participant who is a "5% owner" at any time during the five-Plan-Year period ending in the calendar year in which such Participant attains age 70-1/2, shall begin no later than the April 1 following the close of the calendar year in which the Participant attains age 70-1/2. Furthermore, if a Participant who is not described in the preceding sentence becomes a 5% owner during any Plan Year subsequent to such five-Plan-Year period, distribution to such Participant shall commence not later than the April 1 following the close of the calendar year during which such subsequent Plan Year ends.

          (c) Effective with respect to Plan Years beginning after December 31, 1988, any distribution to be made under this Plan to a Participant shall begin no later than the April 1 following the close of the calendar year in which such Participant attains age 70-1/2; provided, however, that (i) the foregoing required distribution shall not apply to a Participant who attains age 70-1/2 before January 1, 1988 and who is not a 5% owner during the Plan Year ending with or within the calendar year in which he attains age 66-1/2, or any subsequent Plan Year, and (ii) distributions required with respect to the 1989 calendar year shall be made no later than April 1, 1990.

          (d) For purposes of this Section, a "5% owner" is defined as an owner of either (i) more than five percent (5%) of the outstanding stock of the Employer or an Affiliated Company, or (ii) stock possessing more than five percent (5%) of the total combined voting power of all the stock of the Employer or of an Affiliated Company. For purposes of this definition, an individual shall be deemed to own stock owned by others, as provided in Section 318 of the Code.

          (e) If the value of a terminated Participant's aggregate vested interest in his accounts exceeds $3,500, distribution may not be made to such Participant unless such Participant and his spouse (if the Participant is married as of the date distribution of benefits is to be made or commenced) elect to receive his distribution in writing during the 90-day period ending on the annuity starting date; provided, further, that spousal consent shall not be required with respect to the commencement of benefits from a Participant's accounts prior to the Participant's Normal Retirement Date in the Automatic Annuity Form pursuant to Section 7.02. The Participant may also elect to delay the receipt of his distribution until April 1 following the calendar year in which such Participant attains age 70 1/2. The value of the Participant's accounts shall be determined as of a Valuation Date selected by the Plan Administrator which shall apply on a uniform basis to all Participants in the same circumstances.

          (f) Notwithstanding any other provision of the Plan, a Participant's Tax-Deferred Account and Voluntary Tax- Deferred Account shall not be distributable prior to his separation from service, Disability, death or attainment of age 59-1/2, except (i) in cases of hardship as provided in Section
5.02 of the Plan, (ii) upon termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), (iii) upon disposition by the Employer or an Affiliated Company of substantially all of the assets used by such corporation in a trade or business, in the case of a Participant who continues employment with the corporation acquiring such assets, or (iv) disposition by the Employer or an Affiliated Company of such corporation's interest in a subsidiary, with respect to a Participant who continues employment with such subsidiary. No distribution shall be authorized by clauses (ii), (iii) or (iv) above, unless the distribution qualifies as a "lump sum distribution" within the meaning of Section 401(k)(10)(B) of the Code.

          (g) In the event a Participant dies before his Required Distribution Date, his entire interest shall be paid to his Beneficiary in a lump sum no later than December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death; provided, however, that if the Beneficiary is the Participant's spouse, the spouse may elect an annuity form of payment which shall commence no later than December 31 of the calendar year in which the Participant would have attained age 70-1/2.

     If a Participant dies on or after his Required Distribution Date, the Participant's remaining interest in the Plan shall be distributed at least as rapidly as under the method of distribution being used as of the date of death.

          (h) If, and to the extent that, any portion of a Participant's vested account balances is payable to a former spouse or dependent pursuant to a qualified domestic relations order within the meaning of Sections 401(a)(13)(B) and 414(p) of the Code, the provisions of said order shall govern the distribution thereof. Such an order may provide for payments to a former spouse or dependent even though the Participant is still employed by the Employer or is otherwise not eligible for the distribution of benefits under the Plan.

     9.07 JURISDICTION. This Plan shall be construed in accordance with the laws of the jurisdiction of the State of New Hampshire except to the extent to which said laws are superseded by Federal law.

     9.08 LEASED EMPLOYEES. A "leased employee" shall receive credit for Hours of Service and years of Service for the entire period during which he is a leased employee of the Employer as if he were an Employee of the Employer; provided, however, that a leased employee shall not be an Eligible Employee for purposes of participation in the Plan as long as he remains a leased employee. For purpose of this Section 9.08, the term "leased employee" means any person
(a) who is not an Employee of the Employer and (b) who pursuant to an agreement between the Employer and any other person (a "leasing organization") has performed services for the Employer of a type historically performed by employees in the business field of the Employer on a substantially full-time basis for a period of at least one (1) year. Notwithstanding the foregoing, if leased employees constitute less than 20% of the Employer's nonhighly compensated work force within the meaning of Section 414(n)(5) of the Code, a person who is covered by a money purchase pension plan maintained by the leasing organization which provides a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, immediate participation and full and immediate vesting shall not be considered a "leased employee."

     9.09 EFFECTIVE DATE. The effective date of this amendment and restatement shall be generally April 1, 1993, except for the following provisions:

          (a) Participants may make Basic Participant Contributions pursuant to
Section 3.01(b) and Supplemental Participant Contributions pursuant to Section 3.02(b) only on or after July 1, 1987.

          (b) The change to the elapsed time method of crediting Service shall be effective January 1, 1987.

          (c) The definitions of "Highly Compensated Employee," "Family Member," "Qualified Nonelective Account" and "Qualified Nonelective Contributions" and the amendments to Article IV shall be effective January 1, 1987.

          (d) The change in the definition of "Forfeiture Date" shall be effective January 1, 1993.

          (e) The ability of Participants to direct investment of their accounts as set forth in Section 3.13 shall be effective July 1, 1992.

          (f)  The provision of Section 8.10 shall be effective July 1, 1992.

          (g) The addition of a loan provision in Section 7.05 shall be effective October 1, 1993.

          (h) The direct rollover provisions of Article XV shall be effective January 1, 1993.

          (i) The change in name of the Employer and the change in name of the Plan shall be effective November 10, 1993.

          (j) The change in age of participation from 21 to 18 shall be effective July 1, 1994.

          (k) The changes to Sections 3.06 and 3.07 shall be effective July 1, 1994.

          ARTICLE X.  AMENDMENTS AND ACTION BY EMPLOYER
          ---------------------------------------------
     10.01 AMENDMENTS. The Employer reserves the right to make from time to time any amendment or amendments to this Plan which do not cause any part of the assets of the Plan to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries; provided, however, that the Employer may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with the requirements of the Code or of any other pertinent provision of Federal or State law, or any regulation or ruling of any duly constituted authority in connection therewith.

     10.02 ACTION BY EMPLOYER. Any action by the Employer under this Plan may be made by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action. Each Employer hereunder shall have and exercise all the rights, powers and duties thereof with respect to the Plan as applied to itself and its employees and those assets of the Plan which represent accounts of Participants employed by it. Each Employer hereby delegates all such rights and powers including amendment or termination of the Plan, to the Plan Administrator, acting alone, except as such Employer may exercise the same for itself.

            ARTICLE XI.  SUCCESSOR EMPLOYER AND MERGER
            ------------------------------------------
                    OR CONSOLIDATION OF PLANS
                    -------------------------

     11.01 SUCCESSOR EMPLOYER. In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Employer under the Plan.

     11.02 PLAN ASSETS. In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Plan to, another plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of this Plan applicable to such Participants shall be transferred to the other plan only if

          (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

          (b) resolutions of the Board of Directors of the Employer under this Plan, or of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participant's inclusion in the new employer's plan; and

          (c)  such other plan is qualified under Section 401(a) of the Code.

                  ARTICLE XII.  PLAN TERMINATION
                  ------------------------------

     12.01 RIGHT TO TERMINATE. In accordance with the procedures set forth in this Article, the Employer, by action of its Board of Directors, may terminate the Plan, or either portion thereof, at any time. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall terminate and, subject to Section 9.06(f) of the Plan, the Plan assets shall be liquidated unless the Plan is continued by a successor to the Employer in accordance with Section 11.01.

     12.02 PARTIAL TERMINATION. Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Plan Administrator shall allocate and segregate for the benefit of the Employees then or theretofore employed by the Employer with respect to which the Plan is being terminated the proportionate interest of such Participants in the Plan assets. The assets so allocated and segregated shall be used by the Plan Administrator to pay benefits to or on behalf of Participants in accordance with
Section 12.03.

     12.03 LIQUIDATION OF THE PLAN. Upon termination or partial termination of the Plan, the accounts of all Participants affected thereby shall become fully vested, and the Plan Administrator shall, subject to the provisions of the immediately following paragraph, cause the assets remaining in the Plan, including any forfeitures which shall not have been applied to reduce Employer Matching Contributions hereunder, to be allocated to the remaining Participants and Beneficiaries in proportion to their respective Employer Account balances.

     In the event that any administrative expenses assessed under this Plan are due and unpaid as of such Plan termination date, the payment of such expenses shall be satisfied (a) by deducting the required amount from any then unallocated Plan assets, and/or, if such Plan assets are insufficient to pay the full required amount,
(b) by deducting a pro-rata share of the amount remaining to be paid from each Participant's Employer Account (if necessary).

     12.04 MANNER OF DISTRIBUTION. Upon termination of the Plan, the Plan Administrator shall direct the Trustee to make distributions to the Participant or other person or persons entitled thereto in accordance with the provisions of
Article VII, provided, however, that if the Plan is terminated without the establishment of a successor plan, the Plan Administrator may proceed with such distribution at any time after such termination but prior to the time the Participants would otherwise become entitled thereto under the Plan. Distribution may be made in whole or in part, in cash or in nontransferable annuity contracts.

        ARTICLE XIII.  DISCHARGE OF DUTIES BY FIDUCIARIES
        -------------------------------------------------

     The Plan Administrator and any other person who, by reason of his involvement in and under this Plan, shall be deemed to be a fiduciary within the meaning of Title I, Section 3(21) of ERISA, shall discharge their Plan related duties and responsibilities solely in the interest of the Participants and their Beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                ARTICLE XIV.  TOP-HEAVY PROVISIONS
                ----------------------------------

     14.01 GENERAL RULE. For any Plan Year for which this Plan is a "top-heavy plan" as defined in Section 14.05 below, any other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to the following provisions:

          (1)  The vesting provisions set by Section 14.02.

          (2)  The minimum benefit provisions set by Section 14.03.

          (3)  The adjustment to the combined plan limit set by Section 14.04.

     14.02 VESTING PROVISIONS. Each Participant who has completed the number of Years of Service specified in the following table shall have a nonforfeitable right to the percentage of his Employer Account under this Plan correspondingly specified in the following table:

                Years of                  Percentage of
                Service               Nonforfeitable Benefit
                -------               ----------------------

                    2                          20%
                    3                          40%
                    4                          60%
                    5                         100%

     14.03 MINIMUM BENEFIT PROVISIONS. Each Participant who is a non-key employee (as defined in Section 14.08 below) shall be entitled to an Employer contribution for such Plan Year that shall be not less than three percent (3%) of the Participant's compensation (as determined under Section 415 of the Code) up to $200,000 (as increased or decreased in accordance with Section 401(a)(17) of the Code) for the Plan Year. Tax-Deferred Contributions and Employer Matching Contribution may not be used to satisfy the minimum benefit requirement of this
Section 14.03.

     14.04 ADJUSTMENT TO COMBINED PLAN LIMIT. In determining the defined benefit plan fraction and the defined contribution plan fraction under Section 4.04 above, the number 1.0 shall be substituted for the number 1.25 each place it appears in said Section.

     14.05 TOP-HEAVY PLAN DEFINITION. This Plan shall be a "top-heavy plan" for any Plan Year if, as of the determination date (as defined in subparagraph (a) below), the present value of the accounts under the Plan for Participants (including former Participants) who are "key employees" (as defined in Section
14.06 below) exceeds 60 percent of the sum of the accounts under the Plan for all Participants (excluding the accounts of former "key employees" and of employees who have not performed any services for the Employer at any time during the five-year period ending on the determination date) or if this Plan is required to be in an aggregation group (as defined in subparagraph (b) below) which for such Plan Year is a top-heavy group (as defined in subparagraph (c) below).

          (a) "Determination date" means for any Plan Year the last day of the immediately preceding Plan Year.

          (b) "Aggregation group" means the group of plans, if any, that includes the group of plans that are required to be aggregated and, if the Plan Administrator so elects, the group of plans that are permitted to be aggregated.

               (i) The group of plans that are required to be aggregated (the "required aggregation group") includes:

                    (A) each plan (including each terminated plan) of the Employer and of Affiliated Companies in which a "key employee" is a Participant, and

                    (B) each other plan (including each terminated plan) of the Employer and of Affiliated Companies which enables a plan in which a Key Employee is a Participant to meet the requirements of either
          Section 401(a)(4) or Section 410 of the Code.

               (ii) The plans that are permitted to be aggregated (the "permissive aggregation group") includes any plan that is not part of the "required aggregation group" that the Plan Administrator certifies as constituting a plan within the "permissive aggregation group." Such plans may be added to the "permissive aggregation group" only if, after the addition, the "aggregation group" as a whole continues to meet the requirements of both Section 401(a)(4) and Section 410 of the Code.

          (c) "Top-heavy group" means the "aggregation group," if as of the applicable determination date, the sum of the present value of the accrued benefits for "key employees" under all defined benefit plans included in the "aggregation group" plus the aggregate of the accounts of "key employees" under all defined contribution plans included in the "aggregation group" exceeds 60 percent of the sum of the present value of the accrued benefits for all employees under all such defined benefit plans plus the aggregate accounts for all employees under such defined contribution plans (excluding the accrued benefit and accounts of former "key employees" and of employees who have not performed any services for the Employer at any time during the five-year period ending on the determination date.)

          (d) In determining whether this Plan constitutes a "top-heavy plan," the Plan Administrator shall follow the rules set forth in Section 416 of the Code and regulations pertaining thereto.

     14.06 KEY EMPLOYEE. The term "key employee" means any Participant (and any Beneficiary of a Participant) under this Plan who is a "key employee" as determined in accordance with Section 416(i)(1) of the Code.

     14.07 NON-KEY EMPLOYEE. The term "non-key employee" means any Employee (and any beneficiary of an employee) who is a "non-key employee" as determined in accordance with Section 416(i)(2) of the Code.

     14.08 CHANGE FROM TOP-HEAVY STATUS. In the event the Plan should become a "top-heavy plan" for a Plan Year and subsequently revert to a plan which is not top-heavy, subparagraphs (a) and (b) below shall apply:

          (a) The change from a "top-heavy plan" to a plan which is not top-heavy shall not reduce a Participant's nonforfeitable right to any amount previously credited to his Employer Account under the Plan, and any Participant who has completed three (3) or more years of Service at the time the Plan reverts to a plan which is not top-heavy shall continue to have his nonforfeitable right to benefits under the Plan determined in accordance with
Section 14.02 above.

          (b) The change from a "top-heavy plan" to a plan which is not top-heavy shall not reduce a Participant's account balances.

                  ARTICLE XV.  DIRECT ROLLOVERS
                  -----------------------------

     15.01 APPLICATION OF THIS ARTICLE. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution from the Plan paid directly to an Eligible Retirement Plan specified by the distributee in a Direct Rollover.

     15.02 DEFINITIONS. Whenever used in this Article or elsewhere in the Plan, the following words shall have the following meanings:

          (a) Eligible Rollover Distribution: An Eligible Rollover Distribution
              ------------------------------
is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) Eligible Retirement Plan: An Eligible Retirement Plan is an
              ------------------------
individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (c) Distributee: A distributee includes an Employee or former
              -----------
Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d)  Direct Rollover:  A Direct Rollover is a payment by the Plan to
               ---------------
the Eligible Retirement Plan specified by the distributee.

     IN WITNESS THEREFORE, this document has been signed and sealed by an authorized member of the Retirement Committee this 29th day of December , 1994.
                                                   ----        --------

                              RETIREMENT COMMITTEE UNDER THE
                              TYCO INTERNATIONAL LTD. RETIREMENT
                              SAVINGS AND INVESTMENT PLAN



                              By /s/ John A. Helfrich
                                 ---------------------------------

                           SUPPLEMENT A

                                TO

                     TYCO INTERNATIONAL LTD.
              RETIREMENT SAVINGS AND INVESTMENT PLAN

Special Provisions Applicable to Former Members in the Grinnell Corporation Investment and Savings Plan for Certain Salaried Employees and to Certain Other
                       Grinnell Corporation Employees
--------------------------------------------------------------------------------

                             PURPOSE
                             -------

     Effective as of January 1, 1987, the Grinnell Corporation Investment and Savings Plan for Certain Salaried Employees (the "Grinnell Plan") has been merged into this Plan (the "Merger"), and the terms of this Plan superseded in all respects the terms of the Grinnell Plan. This Supplement A provides for the Merger and sets forth special provisions of the Plan that apply to Grinnell Employees after December 31, 1986.

                    MERGER/APPLICATION OF PLAN
                    --------------------------

     A.1 Special Definitions. For purposes of this Supplement A:

         A.1.1 "Grinnell" means Grinnell Corporation, and, in the discretion of
                --------
the Board of Directors of Grinnell Corporation, any predecessor or successor thereof.

          A.1.2 "Grinnell Accounts" means the various accounts maintained under
                 -----------------
the Grinnell Plan for Grinnell Participants immediately prior to the Merger.

          A.1.3 "Grinnell Employee" means an individual who, on January 31,
                 -----------------
1986, was an Employee, as defined in Section 2.17 of the Grinnell Plan, and who, on January 1, 1987, is an Employee as defined in this Plan.

          A.1.4 "Grinnell Participant" means a Grinnell Corporation Employee
                 --------------------
who, on December 31, 1986, was a Member of the Grinnell Plan, as defined in
Section 2.25 of that Plan.

          A.1.5 "Grinnell Plan" means the Grinnell Corporation Investment and
                 -------------
Savings Plan for Certain Salaried Employees, as in effect prior to the Merger.

          A.1.6 "Grinnell Trust Fund" means the Trust Fund and its different
                 -------------------
components maintained under the Grinnell Plan immediately prior to the Merger.

     A.2 Merger. Effective as of January 1, 1987, the Grinnell Plan is merged
         ------
into this Plan and the terms of this Plan supersede in all respects the terms of the Grinnell Plan except as set forth in this Supplement A.

     A.3  Transfer of Grinnell Trust Fund; Transfer Account.
          -------------------------------------------------

          A.3.1 Transfer to Insurance Company. The assets in the Grinnell Trust
                -----------------------------
Fund shall be transferred as soon as practicable after December 31, 1986 to an Insurance Company for investment in a Guaranteed Interest Contract as determined by the Plan Administrator.

          A.3.2 Treatment Prior to Transfer. Until the date that the complete
                ---------------------------
transfer of the Grinnell Trust Fund specified in Section A.3.1 occurs, the trustee under the Grinnell Plan shall hold the balance of such Fund and the amount to be transferred shall be adjusted for investment income or loss. Pending the complete transfer, the trustee of the Grinnell Plan shall be deemed a trustee of this Plan, and shall hold such amounts in trust under this Plan.

          A.3.3 Prior Plan Accounts. The Plan Administrator shall maintain such
                -------------------
Prior Plan Account or Accounts as it deems appropriate on behalf of each Grinnell Participant. The Transfer Accounts shall record such Participant's interest in this Plan which is attributable to his Grinnell Accounts. In addition, until all assets of the Grinnell Trust Fund are actually transferred to an Insurance Company for investment in a Guaranteed Interest Contract, the Grinnell Participants' Transfer Accounts shall be separately credited with their proportionate share of investment income or loss on the untransferred assets, and no other Participant in this Plan shall share in such income or loss. Grinnell Participants shall be 100% vested in their Prior Plan Accounts.

     A.4 Participation. Each Grinnell Employee shall be eligible to become an
         -------------
active Participant in this Plan on January 1, 1987. A Grinnell Participant who does not elect to enter the Plan as an active Participant in accordance with
Section 2.01 of this Plan shall be an inactive Participant with respect to his Prior Plan Accounts until such time as either he elects to become an active Participant or he ceases to be a Participant following the distribution or withdrawal of his Prior Plan Accounts.

     A.5 Service Prior to January 1, 1987. Each Grinnell Employee's Service, as
         --------------------------------
defined in Section 2.31 of the Grinnell Plan, for periods prior to January 1, 1987, rounded to the nearest whole number of years, shall constitute years of Service under this Plan for all purposes.

     A.6 Computation Period. The Computation Period of each Grinnell Employee
         ------------------
with regard to years of Service after December 31, 1986 shall be the 12-month period beginning on January 1, 1987 and on each succeeding January 1st.

    A.7  Withdrawals Prior to Termination of Employment and Other Distributions.
          ---------------------------------------------------------------------

          A.7.1     Funds Other Than 401(k).  Withdrawals from and other
                    -----------------------
distributions of a Grinnell Participant's Prior Plan Accounts of amounts attributable to such Participant's basic and supplemental after-tax savings and his matching contributions (and earnings thereon) under the Grinnell Plan shall be subject to the provisions of Articles V and VII of this Plan regarding Voluntary Accounts, except that no such withdrawal shall result in the Participant's suspension under Section 5.03 of this Plan.

          A.7.2 Section 401(k) Funds. Withdrawals from and other distributions
                --------------------
of a Grinnell Participant's Prior Plan Accounts of amounts attributable to the Participant's basic and supplemental before-tax savings under the Grinnell Plan shall be subject to the provisions of Articles V and VII of this Plan regarding Voluntary Tax-Deferred Accounts, except that they shall not result in the Participant's suspension under Section 5.03 of this Plan.

                           SUPPLEMENT B

                                TO

                     TYCO INTERNATIONAL LTD.
              RETIREMENT SAVINGS AND INVESTMENT PLAN

      Special Provisions Applicable to Former Participants
           in the Mueller Savings and Investment Plan
--------------------------------------------------------------------------------


                             PURPOSE
                             -------

     Effective as of December 31, 1988, the Mueller Savings Investment Plan (the "Mueller Plan") has been merged into this Plan (the "Merger"), and the terms of this Plan supersede in all respects the terms of the Mueller Plan. This Supplement B provides for the Merger and sets forth special provisions of the Plan that apply to participants in the Mueller Plan on or after December 31, 1988.

                         MERGER OF PLANS
                         ---------------

     B.1 Special Definitions. For purposes of this Supplement B, the following
         -------------------
defined terms shall have the meaning set forth below:

          B.1.1 Deferred Income Account means the account of a Mueller
                -----------------------
Participant established pursuant to Section 2.9 of the Mueller Plan for the purpose of crediting his deferrals under the Mueller Plan and all earnings and losses thereon.

          B.1.2 Employer Contribution Account means the account of a Mueller
                -----------------------------
Participant established pursuant to Section 2.12 of the Mueller Plan for the purpose of crediting his share of Employer matching contributions and forfeitures under the Mueller Plan and all earnings and losses thereon.

          B.1.3 Mueller Employee means an individual who, on December 31, 1988,
                ----------------
was an Employee, as defined in Section 2.10 of the Mueller Plan, and who, on December 31, 1988, is an Employee as defined in this Plan.

          B.1.4 Mueller Participant means an Employee who, on December 31, 1988,
                -------------------
was a Member of the Mueller Plan, as defined in Section 2.15 of that Plan.

          B.1.5 Mueller Plan means the Mueller Savings and Investment Plan, as
                ------------
in effect immediately prior to the Merger.

          B.1.6 Mueller Trust Fund means the trust fund and its different
                ------------------
components maintained under the Mueller Plan immediately prior to the Merger.

          B.1.7 Participant Loans.  All outstanding loans to Mueller
                -----------------
Participants pursuant to Section 6.9 of the Mueller Plan on December 31, 1988.

     B.2 Merger. Effective as of December 31, 1988, the Mueller Plan is merged
         ------
into this Plan and the terms of this Plan supersede in all respects the terms of the Mueller Plan except as set forth in this Supplement B.

     B.3  Transfer of Mueller Trust Fund
          ------------------------------

          B.3.1 Transfer to Trust. The assets of the Mueller Trust Fund shall be
                -----------------
transferred as soon as practicable after December 31, 1988 to the Trust established under this Plan.

          B.3.2 Separate Records. The Plan Administrator shall maintain separate
                ----------------
records for each Mueller Participant to the extent necessary to apply the provisions of this Supplement B to the Mueller Participants.

     B.4 Participation. Each Mueller Participant shall be eligible to become a
         -------------
Participant in this Plan on January 1, 1989. A Mueller Participant who does not elect to enter this Plan as an active Participant in accordance with Section
2.01 of this Plan shall be an inactive Participant until such time as either he elects to become an active Participant or he ceases to be a Participant following the distribution or withdrawal of his Deferred Income Account and Employer Contribution Account. All other Mueller Employees shall be eligible to become Participants of this Plan only if they otherwise meet the eligibility provisions of Section 2.01 of this Plan.

     B.5  Service.  Each Mueller Employee's service with Mueller Co. shall be
          -------
recognized as service under this Plan for all purposes.

     B.6  Vesting. Each Mueller Participant shall be fully vested in his
          -------
Deferred Income Account and Employer Contribution Account. In addition, each Mueller Participant with at least five (5) years of Service on December 31, 1988 shall always be fully vested in all his accounts under this Plan. All other Mueller Employees shall become vested in their Employer Accounts under this Plan only in accordance with the provisions of Section 6.01.

     B.7 Withdrawals Prior to Termination of Employment. Withdrawals from
         ----------------------------------------------
amounts standing to the credit of a Mueller Participant's Deferred Income Account as of December 31, 1988 shall be subject to the provisions of Article V of this Plan, except that no such withdrawal shall result in the Participant's suspension under Section 5.03 of this Plan.

     B.8 Participant Loans. All Mueller Participants with Participant Loans
         -----------------
outstanding on December 31, 1988 shall continue to make principal and interest payments in accordance with the provisions of their promissory notes to the Mueller Plan. Each such loan shall continue to be deemed a separate investment of each such Mueller Participant and shall be credited to his separate loan account. All interest and principal payments shall first be credited to such Mueller Participant's separate loan account and shall be reinvested as soon as practicable in the same manner as other assets of this Plan.

     If any part or all of the amount standing to the credit of the Mueller Participant's accounts under the Plan shall become distributable to the Participant or his Beneficiary while a Participant Loan is outstanding, the Plan Administrator shall direct the Trustee to apply the amount of such distribution in payment of the entire loan principal, whether or not then due, and any interest theretofore accrued, before distributing the balance, if any, to the Participant or his Beneficiary.

     B.9 Distributions upon Termination of Employment. Each Mueller Participant
         --------------------------------------------
shall receive the distribution of his accounts under the Plan in accordance with the provisions of Articles VI, VII and IX of this Plan. In addition, each Mueller Participant shall have the right to elect to receive the amounts standing to the credit of his Deferred Income Account and Employer Contribution Account as of December 31, 1988 in uniform annual or more frequent installments (except that the first or last installment may be larger than the remaining installments) over a period not exceeding his life expectancy. If a Mueller's Participant dies prior to his required beginning date (as defined in Section 401(a)(9) of the Code and regulations promulgated thereafter), his Beneficiary shall have the right to receive the amounts standing to the credit of the Mueller Participant's Deferred Income Account and Employer Contribution Account as of December 31, 1988 in installments, commencing no later than December 31 following the year of the Participant's death and payable over a period not longer than the Beneficiary's life expectancy. If the Participant's
Beneficiary is his spouse, installment periods need not commence any earlier than on the date the Mueller Participant would have attained age 70-1/2. A Participant's or a Beneficiary's life expectancy shall be based on Table V, Treasury Regulation Section 1.72-9, rounded down to the nearest whole number.

                           SUPPLEMENT C

                                TO

                     TYCO INTERNATIONAL LTD.
              RETIREMENT SAVINGS AND INVESTMENT PLAN

     Special Provisions Applicable to Former Members in the
            Wormald U.S. Savings and Retirement Fund
--------------------------------------------------------------------------------


                             PURPOSE
                             -------

     On and around October 1, 1994, the Wormald U.S. Savings and Retirement Fund (the "Wormald Plan") will be merged into this Plan (the "Merger"), and the terms of this Plan superseded in all respects the terms of the Wormald Plan. This Supplement C provides for the Merger and sets forth special provisions of the Plan that apply to former members in the Wormald Plan after October 1, 1994.

                         MERGER OF PLANS
                         ---------------

     C.1 Special Definitions. For purposes of this Supplement C, the following
         -------------------
defined terms shall have the meaning set forth below:

          C.1.1 Active Wormald Participant means an Employee of Ansul Fire
                --------------------------
Protection who is an Eligible Employee as defined in Section 1.13 of this Plan and who, on the effective date of the Merger, has assets maintained for his behalf in the Wormald Trust Fund.

          C.1.2 Additional Contributions Account, Basic Contributions Account,
                -------------------------------------------------------------
Employer Matching Contributions Account, Merged Contributions Account, Prior
----------------------------------------------------------------------------
Plan Basic Contributions Account, Retroactive Contributions Account, Trustee
----------------------------------------------------------------------------
Transfer Contributions Account and Rollover Contributions mean the accounts of a
---------------------------------------------------------
Participant established and maintained pursuant to Section 5.1 of the Wormald Plan.

          C.1.3 Base Pay means an Active Wormald Participant's total wages and
                --------
salaries (excluding only incentive payments and bonuses) that would be paid for services performed, prior to any reduction for Tax-Deferred Contributions or other contributions to a cafeteria plan pursuant to Section 125 of the Code, as limited by the provisions of Section 1.08(c).

          C.1.4 Former Wormald Participant means a former Employee of Ansul Fire
                --------------------------
Protection or Wormald U.S., Inc. who, on the effective date of the Merger, has assets maintained for his behalf in the Wormald Trust Fund.

          C.1.5 Participant Loans.  All outstanding loans to Wormald
                -----------------
Participants pursuant to Section 7.9 of the Wormald Plan on the effective date of the Merger.

          C.1.6 Wormald Participant means either an Active Wormald Participant
                -------------------
or a Former Wormald Participant.

          C.1.7 Wormald Plan means the Wormald U.S. Savings and Retirement Fund,
                ------------
as in effect immediately prior to the Merger.

          C.1.8 Wormald Trust Fund means the trust fund maintained under the
                ------------------
Wormald Plan immediately prior to the Merger.

     C.2 Merger. Effective as of October 1, 1994, the Wormald Plan is merged
         ------
into this Plan and the terms of this Plan supersede in all respects the terms of the Wormald Plan except as set forth in this Supplement C. The terms of this Plan will also serve to amend the Wormald Plan with all recent changes in tax laws, including the Tax Reform Act of 1986, the Unemployment Compensation Amendments of 1992, and the Revenue Reconciliation Act of 1993 and such amendments shall be effective retroactively to the date or dates as may be required by law.

     C.3  Transfer of Wormald Trust Fund
          ------------------------------

          C.3.1 Transfer to Trust. The assets of the Wormald Trust Fund shall be
                -----------------
transferred on or about October 1, 1994 to the Trust established under this Plan. The assets in the money market fund under the Wormald Trust Fund will be merged with the assets in the Retirement Government Money Market Fund under the Trust; the assets in the fixed income fund under the Wormald Trust Fund will be merged with the assets of the Fixed Interest Rate Fund under the Trust; and the assets in the balanced fund under the Wormald Trust Fund will be merged with the assets of the Balanced Fund in the Trust.

          C.3.2 Separate Records. The Plan Administrator shall maintain separate
                ----------------
records for each Wormald Participant to the extent necessary to apply the provisions of this Supplement C to the Wormald Participants.

          C.3.3 Accounts. On and after the effective date of the Merger, (a) the
                --------
assets of each Wormald Participant's Basic Contributions Account shall be maintained in his Voluntary Tax-Deferred Account under the Plan; (b) the assets of each Wormald Participant's Additional Contributions Account, Retroactive Additional Contributions Account and Prior Plan Basic Contributions Account shall be maintained in his Voluntary Account; (c) the assets of each Wormald Participant's Employer Matching Contributions Account shall be maintained in his Prior Plan Account; and (d) the assets of each Wormald Participant's Merged Plan Contributions Account, Trustee Transfer Contributions Account, and Rollover Contributions Account shall be maintained in his Rollover Account.

     C.4 Vesting. Each Active Wormald Participant shall be fully vested in his
         -------
Voluntary Tax-Deferred Account, Tax-Deferred Account, Participant Account, Voluntary Account, Prior Plan Account and Rollover Account under this Plan. Active Wormald

Participants shall become vested in their Employer Accounts under this Plan only in accordance with the provisions of Section 6.01.

     C.5 Special Matching Contribution. Each Active Wormald Participant shall be
         -----------------------------
entitled to receive an additional Employer matching contribution, subject to the following rules:

          C.5.1 For the period beginning on or after October 1, 1994 in which an Active Wormald Participant makes Tax-Deferred Contributions to this Plan, he shall be entitled to receive an additional Employer matching contribution equal to 70% of his Voluntary Tax-Deferred Contributions; provided, however, that Voluntary Tax-Deferred Contributions in excess of five percent (5%) of his Base Pay for such period shall not be matched.

          C.5.2 The additional Employer Matching Contributions shall be credited to the Active Wormald Participant's Prior Plan Account.

     C.6  Withdrawals
          -----------

          C.6.1 From Voluntary Account and Voluntary Tax-Deferred Account.
                ---------------------------------------------------------
Withdrawals by an Active Wormald Participant from his Voluntary Account and Voluntary Tax-Deferred Account shall be subject to the provisions of Article V, except that no such withdrawal shall result in any suspension under Section 5.03 of the Plan.

          C.6.2 From Prior Plan Account. An Active Wormald Participant may also
                -----------------------
withdraw from his Prior Plan Account for any reason; provided, however, that if such withdrawal occurs prior to the fifth anniversary of the Active Wormald Participant's initial participation in the Wormald Plan or this Plan for reasons other than accident, or sickness or temporary disability of such Participant or a member of his immediate family, such

Participant's layoff, or a death in such Participant's immediate family, such Participant may not withdraw funds from his Prior Plan Account attributable to contributions which have been held in the Wormald Plan and this Plan for less than two (2) years.

     C.7 Participant Loans. All Wormald Participants with Participant Loans
         -----------------
outstanding on the effective date of the Merger shall continue to make principal and interest payments in accordance with their promissory notes to the Wormald Plan. Each such loan shall continue to be deemed a separate investment of each such Wormald Participant and shall be credited to his separate loan account. A Former Wormald Participant who is no longer an Employee may not borrow any additional amounts from the Plan.

     C.8 Distributions Upon Termination of Employment. Each Wormald Participant
         --------------------------------------------
upon termination of employment for any reason shall receive the distribution of his accounts under the Plan in accordance with the provisions of Articles VI, VII and IX of this Plan. In addition, each Wormald Participant shall have the right to receive the distribution of his accounts pursuant to the optional forms of distribution described in Article VII of the Wormald Plan in effect immediately prior to the Merger.

     C.9 Beneficiary. The determination of the Beneficiary of a Former Wormald
         -----------
Participant shall be determined under the terms of the Wormald Plan in effect immediately prior to the Merger.

                           SUPPLEMENT D

                                TO

                     TYCO INTERNATIONAL LTD.
              RETIREMENT SAVINGS AND INVESTMENT PLAN



--------------------------------------------------------------------------------

     As of January 1, 1994, the Plan is amended to allow participation by Employees of Grinnell Fire Protection Systems ("Grinnell") in the bargaining units which are represented by Local Union 669 and Local Union 821 of the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry of the United States and Canada. This Supplement D sets forth special provisions that apply to such Employees on and after January 1, 1994.

     D.1 Special Definitions. For purposes of this Supplement D, the following
         -------------------
defined terms shall have the meaning set forth below:

          D.1.1     NASI Pension Plan means the National Automatic Sprinkler
                    -----------------
Industry Pension Plan.

          D.1.2 Local 669 Employee means an hourly employee of Grinnell who is
                ------------------
employed as a sprinkler fitter (foreman, journeyman or apprentice), on the active payroll of Grinnell as of April 12, 1994 and is in the bargaining unit represented by Local Union 669.

          D.1.3 Local 821 Employee means an hourly employee of Grinnell who is
                ------------------
employed as a sprinkler fitter (foreman, journeyman or apprentice), on the active payroll of Grinnell as of August 8, 1994 and is in the bargaining unit represented by Local Union 821.

          D.1.4 Area Superintendent or Construction Manager means an employee of
                -------------------------------------------
Grinnell who is classified as an area superintendent or construction manager, on the active payroll of Grinnell in 1994, was an active participant in the NASI
Pension Plan and became ineligible to participate in the NASI Pension Plan during 1994.

     D.2 Eligibility. All Local 669 Employees actively at work at Grinnell on
         -----------
April 12, 1994 shall be eligible to participate in the Plan on April 14, 1994. All Local 821 Employees actively at work on August 8, 1994 shall be eligible to participate in the Plan on August 8, 1994. An Area Superintendent or a Construction Manager shall be eligible to participate in the Plan on the day he became ineligible to participate in the NASI Pension Plan. Hourly employees of Grinnell hired on or after April 13, 1994 and salaried employees of Grinnell hired on or after January 2, 1994 shall be eligible to participate in the Plan in accordance with the provisions of Section 2.01 of the Plan.

     D.3 Service. The Plan shall recognize the years of service for vesting
         -------
purposes of a Local 669 Employee, a Local 821 Employee or an Area Superintendent or Construction Manager under the NASI Pension Plan as Service under this Plan for purposes of vesting and eligibility for Supplemental Contributions. With respect to an hourly employee of Grinnell who is employed as a sprinkler fitter (foreman, journeyman or apprentice) on or after April 13, 1994 or a salaried employee of Grinnell who is employed on or after January 2, 1994, the Plan shall also recognize the years of service for vesting purpose of such employee under the NASI Pension Plan as Service under this Plan for purposes of vesting and eligibility for Supplemental Contributions.

     D.4 Special One-Time Contribution. Each Local 669 Employee who became a
         -----------------------------
Participant and each Area Superintendent or Construction Manager who became a Participant shall be entitled to receive a special fully-vested one-time contribution in his initial year of participation equal to $200 multiplied by his years of service recognized for vesting purposes under the NASI Pension Plan, up to a maximum of $1,000.

     D.5 Compensation. The Compensation (for purposes of Article II of the Plan)
         ------------
of employees covered under this Supplement D, other than Area Superintendents or Construction Managers, shall be determined under the provisions of Section 1.08(a), but substituting the words "current calendar year" for the words "prior calendar year."

                           SUPPLEMENT E

                                TO

                     TYCO INTERNATIONAL LTD.
              RETIREMENT SAVINGS AND INVESTMENT PLAN

     Special Provisions Applicable to Former Members in the
           Uni-Patch, Inc. 401(k) Profit Sharing Plan
--------------------------------------------------------------------------------

                             PURPOSE
                             -------

     On and around October 1, 1994, the Uni-Patch, Inc. 401(k) Profit Sharing Plan ("Uni-Patch Plan") will be merged into this Plan (the "Merger"), and the terms of this Plan superseded in all respect the terms of the Uni-Patch Plan. This Supplement E provides for the Merger and sets forth special provisions that apply to former members in the Uni-Patch Plan after October 1, 1994.

                         MERGER OF PLANS
                         ---------------

     E.1 Special Definitions. For purposes of this Supplement E, the following
         -------------------
defined terms shall have the meaning set forth below:

          E.1.1 Active Uni-Patch Participant means an Employee of Uni-Patch,
                ----------------------------
Inc. who is an Eligible Employee as defined in Section 1.13 of this Plan and who, on the effective date of this Merger, has assets maintained for his behalf in the Uni-Patch Plan.

          E.1.2     Discretionary Non-Elective Account, Elective Deferral
                    -----------------------------------------------------
Account, Matching Non-Elective Account, and Rollover Account mean the accounts
------------------------------------------------------------
of a Participant and maintained pursuant to Section 5 of the Uni-Patch Plan.

          E.1.3     Former Uni-Patch Participant means a former Employee of
                    ----------------------------
Uni-Patch, Inc. who, on the effective date of the Merger, has assets maintained for his behalf in the Uni-Patch Trust Fund.

          E.1.4     Uni-Patch Participant means either an Active Uni-Patch
                    ---------------------
Participant or a Former Uni-Patch Participant.

          E.1.5     Uni-Patch Plan means the Uni-Patch, Inc. 401(k) Profit
                    --------------
Sharing Plan, as in effect immediately prior to the Merger.

          E.1.6 Uni-Patch Trust Fund means the trust fund maintained under the
                --------------------
Uni-Patch Plan immediately prior to the Merger.

          E.1.7 Merger. Effective as of October 1, 1994, the Uni-Patch Plan is
                ------
merged into this Plan and the terms of this Plan supersede in all respects the terms of the Wormald Plan except as set forth in this Supplement E. The terms of this Plan will also serve to amend the Uni-Patch Plan with all recent changes in tax laws, including the Tax Reform Act of 1986, the Unemployment Compensation Amendments of 1992, and the Revenue Reconciliation Act of 1993 and such amendments shall be effective retroactively to the date or dates as may be required by law.

     E.3  Transfer of Uni-Patch Trust Fund.
          --------------------------------

          E.3.1 Transfer to Trust. The assets of the Uni-Patch Trust Fund shall
                -----------------
be transferred on or about October 1, 1994 to the Trust established under this Plan.

          E.3.2 Separate Records. The Plan Administrator shall maintain separate
                ----------------
records for each Uni-Patch Participant to the extent necessary to apply the provisions of this Supplement E to the Uni-Patch Participants.

          E.3.3 Accounts. On and after the effective date of the Merger, (a) the
                --------
assets of each Uni-Patch Participant's Elective Deferral Account shall be maintained in his Voluntary Tax-Deferred Account under the Plan; (b) the assets of each Uni-Patch Participant's Matching Nonelective Account and Discretionary Nonelective Account shall be maintained in his Prior Plan Account, and (c) the assets of each Uni-Patch Participant's Rollover Account shall continue to be maintained in his Rollover Account.

     E.4 Vesting. Each Active Uni-Patch Participant shall be fully vested in his
         -------
Voluntary Tax-Deferred Account, Rollover Account and Prior Plan Account under this Plan. In addition, each Active Uni-Patch Participant with at least three
(3) years of vesting service under the Uni-Patch Plan on September 30, 1994 shall always be fully vested in his Employer Account under this Plan. All other Active Uni-Patch Participants shall become vested in their Employer Accounts under this Plan in accordance with the provisions of Section 6.01 of this Plan. Notwithstanding the foregoing, years of Service for vesting service under this Plan for an Uni-Patch Participant for periods prior to January 1, 1995 shall be determined on the basis of completion of 1,000 Hours of Service in a calendar year, and for periods on and after January 1, 1995, shall be determined on the basis of the elapsed time method. An Active Uni-Patch Participant whose employment is terminated in 1995 after being credited with 1,000 Hours of Service, shall receive credit under the Plan for at least one (1) Year of Service (for vesting purposes) for such period of Service.

          E.5.1     From Voluntary Tax-Deferred Account.  Withdrawals by an
                    -----------------------------------
Active Uni-Patch Participant for amounts standing to the credit of his Voluntary Tax-Deferred Account shall be subject to the provisions of Article V.

          E.5.2 From Prior Plan Account. An Active Uni-Patch Participant who has
                -----------------------
attained age 59 1/2 may withdraw from his Prior Plan Account, subject to the spousal consent requirements of Section 5.05.

     E.6 Distributions Upon Termination of Employment. Each Uni-Patch
         --------------------------------------------
Participant upon termination of employment for any reason shall receive the distribution of his accounts under the Plan in accordance with the provision of Articles VI, VII and IX of this Plan. In addition, each Uni-Patch Participant (or his Beneficiary) shall have the right to receive the amounts standing to the credit of his Accounts pursuant to installment payments over a period certain in monthly, quarterly, semi-annual or annual installments. The period over which such payments is to be made to a Participant shall not extend beyond the Participant's life expectancy (or the joint life and last survivor expectancies of the Participant and his Beneficiary), subject to the minimum distribution incidental benefit requirement, as determined in accordance with regulations promulgated under Section 401(a)(9) of the Code. The life expectancy of the Participant or the joint life and last survivor expectancies of the Participant and his Beneficiary shall be determined using attained ages as of the calendar years in which payments commence and Table V or VI of Treasury Regulations Section.1.72-9. The life expectancy of the Participant and/or his spouse may not be recalculated.

     E.7  Beneficiary.  The determination of the Beneficiary of a Former
          -----------
Uni-Patch Participant shall be determined under the terms of the Uni-Patch Plan in effect immediately prior to the Merger.